As filed with the Securities and Exchange Commission on April 8, 2004.

                                        1933 Act Registration No.: 333-92298
                                        1940 Act Registration No.: 811-08441
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]

                          POST-EFFECTIVE AMENDMENT NO. 3                    [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]

                                AMENDMENT NO. 37                            [X]

              LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H
                          (Exact Name of Registrant)

                   American Legacy Shareholder's Advantage

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                        100 Madison Street, Suite 1860
                              Syracuse, NY 13202

              (Address of Depositor's Principal Executive Offices)

      Depositor's Telephone Number, including Area Code:  (315) 428-8400

                          Robert O. Sheppard, Esq.
                         100 Madison Street, Suite 1860
                           Syracuse, New York 13202

                   (Name and Address of Agent for Service)

                                   Copy to:

                            Mary Jo Ardington, Esq.
                  The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801

            Approximate Date of Proposed Public Offering: Continuous

     It is proposed that the filing will become effective

        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

        [X] on May 1, 2004 pursuant to paragraph (b) of Rule 485

        [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

        [ ] on ________ Pursuant to paragraph (a)(1) of Rule 485

                     Title of securities being registered:
   Interests in a separate account under individual flexible premium deferred variable annuity contracts.

American Legacy Shareholder's Advantage
Lincoln Life & Annuity Variable Annuity
Account H
Individual Variable Annuity Contracts
Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, New York 13202
www.LincolnRetirement.com
Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 7866
Fort Wayne, IN 46802-7866
1-800-942-5500
This prospectus describes the individual flexible variable annuity contract issued by Lincoln Life & Annuity Company of New York. It is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time.
These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.
The minimum initial gross purchase payment for the contract is $1,500. Additional gross purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically) and at least $300 annually.
Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting net purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time the only fixed account available is for dollar cost averaging purposes. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.
All net purchase payments for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.
The available funds, listed below are each part of American Funds Insurance Series (Series) Class 2 shares:
     Global Discovery
     Global Growth
     Global Small Capitalization
     Growth
     International
     New World
     Blue Chip Income and Growth
     Growth-Income
     Asset Allocation
     Bond
     High-Income Bond
     U.S. Government/AAA-Rated Securities
     Cash Management
This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make gross purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write:
                                                                               1
Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-800-942-5500. The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
May 1, 2004
2
Table of Contents

Item                                                                       Page
Special terms                                                               4
Expense tables                                                              5
Summary of common questions                                                 6
Lincoln Life & Annuity Company of New York                                  8
Variable annuity account (VAA)                                              8
Investments of the variable annuity account                                 8
Charges and other deductions                                               11
The contracts                                                              13
 Purchase payments                                                         14
 Death benefit                                                             17
 Principal SecuritySM Benefit                                              19
 Surrenders and withdrawals                                                21
 i4LIFE (Reg. TM) Advantage                                                23
 Annuity payouts                                                           25
 Fixed side of the contract                                                26
Federal tax matters                                                        28
Additional information                                                     32
 Voting rights                                                             32
 Return privilege                                                          33
 Other information                                                         33
 Legal proceedings                                                         33
Statement of Additional Information
Table of Contents for Lincoln Life & Annuity Variable Annuity Account H    34
Appendix A - Condensed financial information                               A-1

                                                                               3
Special terms
In this prospectus, the following terms have the indicated meanings:
Account or variable annuity account (VAA) - The segregated investment account, Lincoln Life & Annuity Variable Annuity Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.
Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.
Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.
Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.
Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity payouts.
Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.
Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.
Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.
Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.
Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The contracts - Death benefit for a description of the various death benefit options.
Gross purchase payments - Amounts paid into the contract before deduction of the sales charge.
i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.
Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York.
Net purchase payments - The gross purchase payment amount less the sales charge. The net purchase payment is the amount placed in the fixed account and/or the variable account.
Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.
Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.
4
Expense tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. Contractowner Transaction Expenses:

  o   Sales charge (as a percentage of gross purchase payments):     5.75%*
  o   Transfer charge:                                               $ 25**

*The sales charge percentage decreases as the value accumulated under certain of the owner's investments increases. See Charges and other deductions - Sales charge.
**The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge in the future a $25 fee for transfers over 12 times during any contract year. Automatic dollar cost averaging, portfolio rebalancing, and cross-reinvestment transfers are not included as transfers for purposes of calculating the transfer charge.
We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Annual Withdrawal Limit under the Principal SecuritySM Benefit and regular income payments under i4LIFE (Reg. TM)Advantage). See Fixed side of the contract.
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual Account Fee: $ 20*
Principal SecuritySM Benefit charge:
This annual charge is currently 0.45%** of the Guaranteed Amount as adjusted. The guaranteed annual maximum charge is 0.95% of the Guaranteed Amount as adjusted.
Separate Account Annual Expenses: (as a percentage of average daily net assets in the subaccounts):

                                          With Enhanced             Guarantee of
                                          Guaranteed Minimum        Principal Death
                                          Death Benefit (EGMDB)     Benefit (GOP)
                                          -----------------------   ----------------
o   Mortality and expense risk charge             0.62%                  0.50%
o   Administrative charge                         0.10%                  0.10%
                                                   ----                   ----
o   Total annual charge for each
    subaccount                                    0.72%                  0.60%

* The account fee will be waived if your contract value is $50,000 or more at the end of any particular year. This account fee may be less in some states and will be waived after the fifteenth contract year. We do not assess the account fee on contracts issued prior to October 1, 2003.
**This annual charge is deducted from the contract value on a quarterly basis. The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                   Minimum     Maximum
                                                  ---------   --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):        0.59%       1.17%

The following table shows the expenses charged by each fund for the year ended December 31, 2003:
(as a percentage of each fund's average net assets):

                              Managemen
                                 nt
                                Fees    +     Fees    +   Expenses  =   Expenses
Global Discovery              .58   %       .25   %       .03   %        .86   %
Global Growth                 .66           .25           .04            .95
Global Small Capitalization   .80           .25           .03           1.08

                                                                               5

                                       Managemen
                                          nt
                                         Fees    +     Fees    +   Expenses  =   Expenses
Growth                                 .37   %       .25   %       .02   %        .64   %
International                          .57           .25           .06            .88
New World                              .85           .25           .07           1.17
Blue Chip Income and Growth            .50           .25           .01            .76
Growth-Income                          .33           .25           .01            .59
Asset Allocation                       .40           .25           .02            .67
Bond                                   .45           .25           .02            .72
High-Income Bond                       .50           .25           .01            .76
U.S. Government/AAA-Rated Securities   .45           .25           .01            .71
Cash Management                        .45           .25           .02            .72

For information concerning compensation paid for the sale of the contracts, see Distribution of the contracts.
EXAMPLES
This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.
The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and Principal SecuritySM Benefit are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $804   $1,278    $1,777    $3,139

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $804   $1,278    $1,777    $3,139

For more information, see Charges and other deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts - i4LIFE (Reg. TM)Advantage and Annuity payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of common questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The contracts.
What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable annuity account.
What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your net purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the variable annuity account - Description of the funds.
Who invests my money? The investment adviser for the funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is registered as an investment adviser with the SEC. See Investments of the variable annuity account-Investment Adviser.
How does the contract work? If we approve your application, we will send you a contract. When you make net purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are
6
converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.
What charges do I pay under the contract? A front-end load is determined based on each gross purchase payment as it is received. The amount of the sales charge on any current gross purchase payment may be reduced based on the assets accumulated under the terms of the contract. The maximum front-end load is 5.75% of the gross purchase payment.
We will deduct any applicable premium tax from gross purchase payments or contract value at the time the tax is incurred or at another time we choose. For contracts issued on or after October 1, 2003, we charge an account fee of $20 on any contract anniversary if the contract value is less than $50,000. This account fee will be waived after the fifteenth contract year. See Charges and other deductions.
We apply a charge to the daily net asset value of the VAA and those charges are:

                                          With Enhanced             Guarantee of
                                          Guaranteed Minimum        Principal Death
                                          Death Benefit (EGMDB)     Benefit (GOP)
                                          -----------------------   ----------------
o   Mortality and expense risk charge             0.62%                  0.50%
o   Administrative charge                         0.10%                  0.10%
                                                   ----                   ----
o   Total annual charge for each
    subaccount                                    0.72%                  0.60%

The annual charge for the Principal SecuritySM Benefit is currently 0.45% of the Guaranteed Amount deducted on a quarterly basis. If you elect to reset your Guaranteed Amount, we reserve the right to increase the charge up to the current charge in effect at the time of the reset which will not be more than 0.95%. See Charges and other deductions.
The funds pay a management fee to CRMC based on average daily net asset value of each fund. See Investments of the variable annuity account-Investment adviser. Each fund also has a 12b-1 fee and additional operating expenses.
These are described in the prospectus for the series. The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to an interest adjustment. See Fixed side of the contract.
Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM)Advantage, if elected. See The contracts and Annuity payouts.
For more information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the contracts.
What gross purchase payments do I make, and how often? Subject to the minimum and maximum gross payment amounts, your payments are completely flexible. See The contracts - Purchase payments.
How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts - Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.
What is i4LIFE (Reg. TM)Advantage? i4LIFE (Reg. TM)Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make gross purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM)Advantage payout phase, based on the i4LIFE (Reg. TM)Advantage death benefit you choose.
What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts - Death benefit.
May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than 12 per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers on or before the annuity commencement date and Transfers after the annuity commencement date. What is the Principal SecuritySM Benefit? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial gross purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts - Surrenders and withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.
                                                                               7
Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.
Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values. Investment results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. Non-standard results will be calculated without sales charges. These results may be higher. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.
The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance.
Financial statements
The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.
Lincoln Life & Annuity Company of New York
Lincoln New York is a New York-domiciled life insurance company founded on June 6, 1996. Lincoln New York is a subsidiary of The Lincoln National Life
Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.
Variable annuity account (VAA)
On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act).
The SEC does not supervise the VAA or Lincoln New York. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.
Investments of the variable annuity account
You decide the subaccount(s) to which you allocate net purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
8
Investment Adviser
The investment adviser for the funds is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined, in the prospectus for the fund.
With respect to a fund, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). As of the date of this prospectus, we were receiving compensation from the fund company.
Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

 FUND NAME      FUND DESCRIPTION      MANAGER

 American Funds Global      Long-term growth      Capital Research and
Discovery                                        Management Company

 American Funds Global      Long-term growth      Capital Research and
Growth                                           Management Company

 American Funds Global      Long-term growth      Capital Research and
Small Capitalization                             Management Company

 American Funds Growth      Long-term growth      Capital Research and
                                                 Management Company

 American Funds      Long-term growth      Capital Research and
International                             Management Company

 American Funds New      Long-term growth      Capital Research and
World                                         Management Company

 American Funds Blue      Income and Growth      Capital Research and
Chip Income and                                 Management Company
Growth

 American Funds      Growth and income      Capital Research and
Growth-Income                              Management Company

 American Funds Asset      Current income      Capital Research and
Allocation                                    Management Company

 American Funds Bond      Current income      Capital Research and
                                             Management Company

                                                                               9

 American Funds       High current income      Capital Research and
High-Income Bond                              Management Company

 American Funds U.S.      High current income      Capital Research and
Government/AAA-Rated                              Management Company
Securities

 American Funds Cash      Preservation of capital      Capital Research and
Management                                            Management Company

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds. Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.
Addition, deletion or substitution of investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contract owners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners. Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.
Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.
We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
10
Charges and other deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.
The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of:

                                          With Enhanced             Guarantee of
                                          Guaranteed Minimum        Principal Death
                                          Death Benefit (EGMDB)     Benefit (GOP)
                                          -----------------------   ----------------
o   Mortality and expense risk charge             0.62%                  0.50%
o   Administrative charge                         0.10%                  0.10%
                                                   ----                   ----
o   Total annual charge for each
    subaccount                                    0.72%                  0.60%

Sales Charge
A front-end load, or sales charge, will be applied to all initial and subsequent gross purchase payments that you may make. The charge is a percentage of each gross purchase payment and is based on the owner's investment at the time each gross purchase is made according to the following scale:

Owner's Investment               Sales Charge
-------------------------------- -------------
  Under $25,000.................     5.75%
  $25,000-$49,999...............     5.00%
  $50,000-$99,999...............     4.50%
  $100,000-$249,999.............     3.50%
  $250,000-$499,999.............     2.50%
  $500,000-$749,999.............     2.00%
  $750,000-$999,999.............     1.50%
  $1,000,000 or greater.........     1.00%

On or after October 1, 2003, the owner's investment is defined as the sum of:
                                                                              11
The contract value plus the current gross purchase payment made to this contract.
Prior to October 1, 2003, the owner's investment is defined as the sum of:
a) The account values for any individual Lincoln New York American Legacy annuity contracts owned by an eligible owner (defined below) if Lincoln New
York receives notice of an eligible owner, as well as any other individual Lincoln New York contracts that may be available by Lincoln New York in the future for this purpose
b) the amount (in dollars) of an eligible owner's investment in existing mutual funds in The American Funds Group in accordance with the procedures established by the American Funds Group
c) the amount of the current gross purchase payment you are making into this contract.
CRMC will determine which of the mutual funds are included in this program. Currently, direct purchases of money market funds are excluded. In determining the account values for the Lincoln New York annuity contracts, the variable account values are valued as of the close of market on the last previous day the market was open and are adjusted for current day transactions. The fixed accounts will include interest accrued through the close of market on the last previous day the market was open. An eligible owner includes you as the owner of your American Legacy Shareholder's Advantage contract, and if you provide us with sufficient identifying information (name and Social Security Number), eligible owner will also include your spouse, and any of your children under the age of 21. If the owner of any contract under (a) above is a non-natural owner and if you, your spouse, or any children of yours under the age of 21 are the named annuitant, then you may include these account values in the calculation of the owner's investment for the contracts issued in one of the following IRS defined markets: Roth IRA, traditional IRA, non-qualified, SEP and 403(b) transfers. The nonnatural owner will include the account values from contracts in all other markets in its calculation of owner's investment.
Account fee
During the accumulation period, we will deduct $20 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $20 account fee will also be deducted from the contract value upon surrender. This fee may be lower or waived in certain states, if required. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary. This account fee will be waived after the fifteenth contract year. This account fee does not apply to contracts issued before October 1, 2003.
Transfer fee
We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.
Rider charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.
Principal SecuritySM Benefit Charge. During the accumulation period, there is a charge for the Principal SecuritySM Benefit, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider quarterly from contract value, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider or the most recent reset date. This deduction will be made in proportion to the value in each subaccount on the valuation date the Rider charge is assessed. The charge will not apply to any portion of the Guaranteed Amount in the dollar cost averaging fixed account. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the charge may increase up to a maximum annual charge of 0.95%.
If you elect to reset the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the reset. At the time of the reset, the Rider charge may increase to the charge in effect at that time, but it will never exceed the guaranteed maximum annual charge of 0.95%. After a reset, we will deduct the Rider charge for the reset Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. If you never reset your Guaranteed Amount, your percentage Rider charge will never change, although the amount we deduct for the charge will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the annuity commencement date or termination of the Rider. The pro-rata amount of the Rider cost will be deducted upon termination of the Rider or surrender of the contract.
After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Amount, the Rider charge may be waived. On each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider (or on the most recent reset date); and (2) subsequent gross purchase payments, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived. 12
Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%. Currently, there is no premium tax levied for New York residents. Other charges and deductions
The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment. See Fixed side of the contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM)Advantage and Annuity payouts.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectus for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds. Additional information
The administrative charge, surrender or sales charges, and account fee, if applicable, described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The contracts
Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See
Distribution of the contracts.
When a completed application and all other information necessary for processing a purchase order is received at our Servicing office, an initial gross purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial gross purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial gross purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial gross purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the gross purchase payment will be returned immediately. Once the application is complete, we will allocate your initial gross purchase payment within two business days.
Who can invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 91. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.
                                                                              13
Replacement of existing insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase payments
Gross purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial gross purchase payment is $1,500. The minimum annual amount for additional gross purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Gross purchase payments in total may not exceed $2 million without our approval. If you stop making gross purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. We reserve the right to limit gross purchase payments made to the contract.
Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.
Allocation of purchase payments
Net purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate net purchase payments in the fixed subaccount, if available.
The minimum amount of any net purchase payment which can be put into any one subaccount is $20. The minimum amount of any net purchase payment which can be put into a fixed account is $2,000, ($300 for contracts issued prior to October 1, 2003, subject to state approval). Upon allocation to a subaccount, net purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the gross purchase payment is received at our Servicing office if received before 4:00 p.m., New York time. If the gross purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your gross purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the gross purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of accumulation units
Net purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the net purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period.
Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:
1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus
2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.
The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day.
14
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the
Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers on or before the annuity commencement date
A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.
Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. We reserve the right to require a 30 day minimum time period between each transfer. Currently there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for transfers after the first 12 within a contract year. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.)
The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.
A transfer request may be made to our Servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing office.
Requests for transfers will be processed on the valuation date that they are received when they are received at our Servicing office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.
After the first thirty days from the effective date of your contract, if your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25%% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.
Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM)Advantage transfers) may be subject to interest adjustments, if applicable.
Transfers may be delayed as permitted by the 1940 Act. See Delay of payments. Market timing
Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can adversely affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may adversely affect other contractowners or fund shareholders.
Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. We may vary our Market Timing Procedures from subaccount to subaccount, and they may also vary due to differences in operational systems and contract provisions.
                                                                              15
We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. We will investigate the transfer patterns for each contractowner that fulfills the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner that future transfers
(among the subaccounts and/or the fixed account) will be temporarily or permanently permitted to be made only by original signature sent to us by U.S. mail, standard delivery. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction and any gains will be returned to the appropriate fund. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. Additionally, the terms of the contract may also limit our ability to aggressively restrict transfers therefore, we cannot guarantee that our Market Timing Procedures will detect every potential market timer.
Our Market Timing Procedures are applied consistently to all contractowners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.
To the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
Transfers after the annuity commencement date
If you select i4LIFE (Reg. TM)Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.
If you do not select i4LIFE (Reg. TM)Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge of up to $25 per transfer. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.
Additional services
There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from our Servicing office. For further detailed information on these services, please see Additional services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable interest adjustments. See Fixed side of the contract - interest adjustment.
The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.
16
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.
Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. In other words, you cannot have DCA and cross reinvestment running simultaneously.
Death benefit
The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.

 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person
 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

*Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.
**Death of annuitant is treated like death of the contractowner.
If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM)Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.
You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.
You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.
Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.
If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant.
Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.
Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.
Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
                                                                              17
 o The sum of all gross purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.
All references to withdrawals include deductions for applicable charges and premium taxes, if any.
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all gross purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any gross purchase payments on that contract anniversary)
   prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by gross purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.
Contractowners whose contracts contain the Guarantee of Principal death benefit may add the EGMDB at a later date if the contractowner, joint owner and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after that effective date will be used.
You may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and other deductions.
The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the contractowner, joint owner and annuitant are under age 81 at the time of issuance.
General death benefit information
Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.
If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).
If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.
The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with
Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.
18
Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.
If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.
Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Principal SecuritySM Benefit
The Principal SecuritySM Benefit is available for purchase with nonqualified annuity contracts and IRAs. IRA contractowners must be under age 81. This Rider provides a Guaranteed Amount equal to the initial gross purchase payment (or contract value if elected after contract issue) as adjusted for gross purchase payments and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Once the Rider has been in effect for at least five years, you have the opportunity to reset the Guaranteed Amount to the contract value at the time of the reset. The fixed account is not available except for dollar cost averaging. There is no guarantee that the Rider will be available in the future as we reserve the right to discontinue this Rider at any time.
If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Servicing office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date.
Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the Guaranteed Amount will equal your initial gross purchase payment. If you elect the Rider after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed
Amount is $5,000,000. Additional gross purchase payments automatically increase the Guaranteed Amount; however, we may restrict gross purchase payments in the future. We will notify you if we restrict additional gross purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional gross purchase payments are made and decreases as withdrawals are made.
After the fifth anniversary of the Rider, you may elect to reset the Guaranteed Amount to an amount equal to the contract value on the effective date of the election of the reset. Additional resets are permitted, but you must wait at least 5 years between each reset. The reset may cause an increase in the percentage charge for this Rider. See Charges and other deductions. Gross purchase payments or withdrawals made after the reset adjust the Guaranteed Amount. In the future, we may limit your right to reset the Guaranteed Amount to your Rider anniversary dates, but no more frequently than once every five years.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Annual Withdrawal Limit each Benefit Year until the Guaranteed Amount equals zero. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to reset the Guaranteed Amount, the Benefit Year will begin on the date of the reset and each anniversary of the reset after that.
On the effective date of the Rider, the Annual Withdrawal Limit is 7% of the Guaranteed Amount. The Annual Withdrawal Limit is increased by 7% of any additional gross purchase payments. The Annual Withdrawal Limit will also reset after a reset of the Guaranteed Amount to the greater of:
 o the Annual Withdrawal Limit immediately prior to the reset; or
 o 7% of the new (reset) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Annual Withdrawal Limit, then:
 o the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
 o the Annual Withdrawal Limit will remain the same.
Withdrawals within the Annual Withdrawal Limit are not subject to the interest adjustment, if applicable.
                                                                              19
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Annual Withdrawal Limit:
 o The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
 o The Annual Withdrawal Limit will be the lesser of:
  o the Annual Withdrawal Limit immediately prior to the withdrawal; or
  o the greater of:
   o 7% of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Annual Withdrawal limit); or
   o 7% of the contract value immediately following the withdrawal.
In a declining market, withdrawals that exceed the Annual Withdrawal Limit may substantially deplete your Guaranteed Amount and your Annual Withdrawal Limit. You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Withdrawal Balance Annuity Payment Option. The Guaranteed Withdrawal Balance Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% Annual Withdrawal Limit.
Payment frequencies other than annually may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Withdrawal Balance Annuity Payment Option.
For IRA contracts, the annual amount available for withdrawal within the Annual Withdrawal Limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84.
Therefore, you may have to make withdrawals that exceed the Annual Withdrawal Limit. Withdrawals over the Annual Withdrawal Limit may quickly and substantially decrease your Guaranteed Amount and Annual Withdrawal Limit, especially in a declining market. You should consult your tax adviser to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals and foregoing resets of the Guaranteed Amount.
The tax consequences of withdrawals are discussed later in the prospectus. See Federal tax matters.
Any withdrawals you make, whether or not within the Annual Withdrawal Limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
Contractowners with the Principal SecuritySM Benefit are guaranteed the option to purchase i4LIFE (Reg. TM)Advantage under the i4LIFE (Reg. TM)Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM)Advantage election. Refer to the i4LIFE (Reg. TM)Advantage section of your prospectus.
Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s)
or 401(a)(9) as applicable as amended from time to time. If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider will apply to the new contractowner. The new contractowner will then be eligible to elect to reset the Guaranteed Amount prior to the next available reset date; however, all other conditions for the reset apply and any subsequent reset by the new contractowner must meet all conditions for a reset.
If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Principal SecuritySM Benefit if desired. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. However, resets of the Guaranteed Amount will not be permitted. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Annual Withdrawal Limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Principal SecuritySM Benefit equal to his or her share of the death benefit.
Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate on the annuity commencement date (unless the Guaranteed Withdrawal Balance Annuity Payment Option is elected) and upon termination will not result in any increase in contract value equal to the Guaranteed Amount. The Rider will also terminate upon the last payment of the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate. Availability. This Rider is available for contracts issued after October 1, 2003.
20
Ownership
The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.
As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 91 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The contracts - Death benefit. A contingent annuitant may be named or changed by notifying us in writing. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.
Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.
The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.
Small contract surrenders
We may surrender your contract, in accordance with New York law if:
 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no gross purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional gross purchase payments to bring your contract value above the minimum level to avoid surrender. We will assess the account fee upon surrender.
Delay of payments
Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.
Payment of contract proceeds from the fixed account, if applicable, may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.
Transfers may be delayed as permitted by the 1940 Act.
Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, without a new sales charge.
                                                                              21
This election must be made by your written authorization to us and received in our Servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required). Distribution of the contracts
Lincoln Financial Advisors Corporation ("LFA"), an affiliate of ours, serves as principal underwriter for the contracts. LFA is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of
NASD, Inc. We offer the contracts through LFA and LFA also pays commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.
The American Funds offered as part of this contract make payments to LFA under their distribution plans in consideration of services provided and expenses incurred by us and LFA in distributing Fund shares. The payment rate is 0.25% based on the amount of assets invested in the Funds.
Compensation Paid to LFA. LFA, in addition to acting as principal underwriter, is also a member of the selling group. In its role as a member of the selling group, the maximum commission paid to LFA for the sale of contracts is 5.00% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to LFA is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFA also receives from Lincoln Life payment for the operating expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales
Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers qualify for such benefits. Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. Compensation Paid to Unaffiliated Selling Firms. The maximum commission paid to Selling Firms, other than LFA, is 5.00% of purchase payments. Some Selling
Firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
We may pay certain Selling Firms additional amounts for: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
A portion of these payments may be passed on by the Selling Firms to their sales representatives in accordance with their internal compensation programs. These programs may also include other types of cash and non-cash compensation and other benefits.
Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contracts.
22
Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln New
York. Questions about your contract should be directed to us at 1-800-942-5500. i4LIFE (Reg. TM) Advantage
The i4LIFE (Reg. TM)Advantage (the Variable Annuity Income Rider in your contract) is a payout option that provides you with variable, periodic regular income payments. This option is available on non-qualified annuities and IRAs (including Roth IRAs but excluding SEP and SARSEP markets). This option, when available in your state, is subject to a charge, (imposed only during the
i4LIFE (Reg. TM)Advantage payout phase) computed daily of the net asset value of the Account Value in the VAA. The annual rate of the charge is 1.05% for the i4LIFE (Reg. TM)Advantage Account Value death benefit for IRA and non-qualified annuity contracts and 1.25% for the i4LIFE (Reg. TM)Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of 0.10% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM)Advantage is elected at issue of the contract,
i4LIFE (Reg. TM)Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM)Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE (Reg. TM)Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM)Advantage.
i4LIFE (Reg. TM)Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before the annuity commencement date by sending a written request to our Servicing office. There is no guarantee that i4LIFE (Reg. TM)Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time (unless you had previously purchased the Principal
SecuritySM Benefit, if available. See The contracts - Principal SecuritySM Benefit). The annuitant may not be changed after i4LIFE (Reg. TM)Advantage is elected.
i4LIFE (Reg. TM)Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract.
Additional gross purchase payments will not be accepted once i4LIFE (Reg.
TM)Advantage becomes effective for a non-qualified annuity contract.
If i4LIFE (Reg. TM)Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE (Reg. TM)Advantage begins, any automatic withdrawal service will terminate. See The contracts.
Once i4LIFE (Reg. TM)Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM)Advantage Account Value death benefit will be provided for IRA annuity contracts and either the i4LIFE (Reg. TM)Advantage Account Value death benefit or the EGMDB will be provided for non-qualified annuity contracts. Both death benefit options are discussed below. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM)Advantage began.
For information regarding income tax consequences of regular income payments and withdrawals, please refer to Federal tax matters - Qualified retirement plans for a discussion of the tax consequences of distributions from qualified retirement plans for IRAs and to Federal tax matters - Taxation of withdrawals and surrenders for information regarding withdrawals from non-qualified contracts.
Regular Income. i4LIFE (Reg. TM)Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant (or additional measuring life, hereinafter referred to as "secondary life") is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Assumed interest rates of 3%, 4% or 5% may be available. See Annuity payouts - Variable annuity payouts for a more detailed explanation. Subsequent regular income payments will be adjusted periodically for non-qualified contracts (once a year for IRA contracts) with the performance of the subaccounts selected and the interest credited on the fixed account. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. In most states you may also elect to have regular income payments from non-qualified contracts recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular income payments are not subject to any applicable interest adjustments. See Charges and other deductions.
Access Period. At the time you elect i4LIFE (Reg. TM)Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract, and make withdrawals from your Account Value (defined below). We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM)Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the
Account
                                                                              23
Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may change or terminate the Access Period for IRA i4LIFE (Reg. TM)Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM)Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken.
After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as the annuitant or the secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable).
Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. The interest adjustment may apply.
Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.
Death Benefit for IRA Annuity Contracts. During the Access Period, i4LIFE (Reg.
TM)Advantage provides the i4LIFE (Reg. TM)Advantage Account Value death benefit. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. This is the only death benefit option available for IRA annuity contracts. The charge under this death benefit is equal to an annual rate of 1.05% of the net asset value of the Account Value in the VAA.
If you die during the Access Period, the i4LIFE (Reg. TM)Advantage will terminate. Your beneficiary may start a new i4LIFE (Reg. TM)Advantage program. If your spouse's life was also used to determine the regular income payments and the spouse dies, the regular income payments may be recalculated.
Following the Access Period, there is no death benefit.
Death Benefit for Non-Qualified Annuity Contracts. During the Access Period, i4LIFE (Reg. TM)Advantage provides two death benefit options for non-qualified annuity contracts:
 o i4LIFE (Reg. TM)Advantage Account Value death benefit; and
 o i4LIFE (Reg. TM)Advantage EGMDB.
The i4LIFE (Reg. TM)Advantage Account Value death benefit is the Account Value as of the valuation date on which we approve the payment of the death claim.
The charge under this death benefit is equal to an annual rate of 1.05% of the net asset value of the Account Value in the VAA. You may not change this death benefit once it is elected.
The i4LIFE (Reg. TM)Advantage EGMDB is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o The sum of all purchase payments less the sum of all regular income payments, and withdrawals. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the Account Value,
 o the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest
   Account Value or contract value is increased by gross purchase payments and is decreased by regular income payments and withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals, reduce the Account Value.
Only the highest Account Value achieved on a contract anniversary following the election of i4LIFE (Reg. TM)Advantage will be considered if you did not elect (or you discontinued) the EGMDB option prior to electing i4LIFE (Reg.
TM)Advantage. If you elected the EGMDB after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the account value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.
Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM)Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date we approve the death claim for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this
24
new contractowner or joint owner will be equal to the Account Value as of the date we approve the death claim subsequent to the new contractowner's death.
The charge under this death benefit is equal to an annual rate of 1.25% of the net asset value of the Account Value in the VAA.
During the Access Period, contracts with the i4LIFE (Reg. TM)Advantage EGMDB may elect to change to the i4LIFE (Reg. TM)Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM)Advantage EGMDB.
For both death benefit options, following the Access Period, there is no death benefit.
Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the Guarantee of Principal death benefit. Upon termination, we will stop assessing the charge for the i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this Guarantee of Principal death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.
For non-qualified annuity contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.
Annuity payouts
When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the contractowner's 90th birthday.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant.
The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.
The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing office.
                                                                              25
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9)
of the tax code, if applicable. The mortality and expense risk charge of .50% and the charge for administrative services of 0.10% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM)Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.
Variable annuity payouts
Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1. Determine the dollar amount of the first periodic payout; then
2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and
3. Calculate the value of the annuity units each period thereafter.
Annuity payouts assume an investment return of 3%, 4%, or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date.
You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within 12 months of the effective date of the contract.
Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.
Fixed side of the contract
Net purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to
26
the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.5% per year on amounts held in a fixed account. Contracts issued prior to October 1, 2003 may guarantee a higher minimum rate of interest. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment and other charges (see Interest adjustment and Charges and other deductions.). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.5% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. Older versions of the contract may not provide for Guaranteed Periods or an interest adjustment (below).
ANY INTEREST IN EXCESS OF 1.5% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Guaranteed periods
Guaranteed periods are only offered on individual contracts issued on or after October 1, 2003.
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.
You may allocate net purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting net purchase payments into one or more guaranteed periods at any time. The minimum amount of any net purchase payment that can be allocated to a fixed subaccount is $2,000. Each net purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period net purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the contractowner in writing at least at least 30 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.
Interest adjustment
Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing or regular income payments under i4LIFE (Reg. TM)Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return privilege)
 o on the expiration date of a guaranteed period
 o as a result of the death of the contractowner or annuitant
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner and has existed continuously for twelve months;
 o upon annuitization of the contract.
                                                                              27
These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.
In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a net purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the net purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period.
If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the net purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the net purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The interest adjustment is calculated by multiplying the transaction amount by:

   (1+A)n    -1
----------
  (1+B )n

     where:
   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.
   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
     Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the interest adjustment.
Federal tax matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation. Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.
Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.
Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent
28
for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.
Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract gross purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.
Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.
Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.
Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your gross purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your gross purchase payments. In certain circumstances, your gross purchase payments are reduced by amounts received from your contract that were not included in income.
Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the gross purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM)Advantage during the Access Period, they are taxed in the same manner as a withdrawal during the deferral period.
Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.
Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.
                                                                              29
Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of gross purchase payments not previously received.
Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life (or life expectancy).
Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.
Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.
Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your gross purchase payments not previously received. The new owner's gross purchase payments in the contract would then be increased to reflect the amount included in income.
Charges for additional benefits
Your contract automatically includes a basic death benefit and may include Principal SecuritySM Benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and Principal SecuritySM Benefit charge, if any, as a contract withdrawal.
Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.
Types of qualified contracts and terms of contracts
Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
30
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.
We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.
Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may permit different contribution limits or impose other limitations upon your IRAs or other qualified plans.
Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Tax treatment of payments
The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include gross purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required minimum distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Principal SecuritySM Benefit, or other benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed
IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
                                                                              31
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.
Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income
Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts.
We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.
Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our tax status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively. Additional information
Voting rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.
32
Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the variable annuity account - Fund shares.
Return privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the gross purchase payment(s). IRA purchasers will receive gross purchase payments only. State regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Other information
A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.
Legal proceedings
Lincoln New York is involved in various pending or threatened legal proceedings arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA or the Principal Underwriter.
                                                                              33
Statement of Additional Information
Table of Contents for Lincoln Life & Annuity Variable Annuity Account H

Item                                             Page
Special terms                                   B-2
Services                                        B-2
Principal underwriter                           B-2
Purchase of securities being offered            B-2
Interest adjustment example                     B-2
Annuity payouts                                 B-4
Determination of accumulation and annuity unit
value                                           B-6
Advertising and sales literature                B-6
Additional services                             B-7
Other information                               B-8
Financial statements                            B-8

For a free copy of the SAI complete the form below.
                Statement of Additional Information Request Card
                    American Legacy Shareholder's Advantage
               Lincoln Life & Annuity Variable Annuity Account H
Please send me a free copy of the current Statement of Additional Information for Lincoln Life & Annuity Variable Annuity Account H (American Legacy Shareholder's Advantage).
                                 (Please Print)
Name: -------------------------------------------------------------------------
Address: ----------------------------------------------------------------------
City ---------------------------------------------------  State ---------
Zip ---------
Mail to Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, Indiana 46801-7866.
34
Appendix A - Condensed financial information
Accumulation unit values
The following information relating to accumulation unit values and number of accumulation units for the American Legacy NY Shareholder's Advantage subaccounts for the following periods ended December 31, comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.

                                                                                       2002                      2003
                                                                             ------------------------   -----------------------
                                                                                                 with                      with
                                                                                with        Guarantee      with       Guarantee
                                                                               EGMDB     of Principal     EGMDB    of Principal
                                                                             -------   --------------   -------   -------------
Global Discovery Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A             N/A         1.264         N/A
o End of period ..........................................................   N/A             N/A         1.366         N/A
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A             N/A             1         N/A
---------------------------------------------------------------------------  -------                     -----
Global Growth Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A             N/A         0.968        1.148
o End of period ..........................................................   N/A             N/A         1.366        1.367
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A             N/A            36           89
---------------------------------------------------------------------------  -------                     -----        -----
Global Small Capitalization Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A             N/A         1.234         N/A
o End of period ..........................................................   N/A             N/A         1.519         N/A
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A             N/A            25         N/A
---------------------------------------------------------------------------  -------                     -----        -----
Growth Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A             N/A         0.932        1.064
o End of period ..........................................................   N/A             N/A         1.332        1.334
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A             N/A           264            1
---------------------------------------------------------------------------  -------                     -----        -----
International Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A             N/A         0.919        1.333
o End of period ..........................................................   N/A             N/A         1.380        1.381
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A             N/A            45            2
---------------------------------------------------------------------------  -------                     -----        -----
New World Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A             N/A         1.006         N/A
o End of period ..........................................................   N/A             N/A         1.436         N/A
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A             N/A             5         N/A
---------------------------------------------------------------------------  -------                     -----        -----
Blue Chip Income and Growth Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A             N/A         0.965        1.074
o End of period ..........................................................   N/A             N/A         1.338        1.340
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A             N/A           126          158
---------------------------------------------------------------------------  -------                     -----        -----
Growth-Income Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A            1.000        0.997        1.013
o End of period ..........................................................   N/A            1.013        1.346        1.348
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A               47          509          261
---------------------------------------------------------------------------  -------        -----        -----        -----
Asset Allocation Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A             N/A         0.973        1.122
o End of period ..........................................................   N/A             N/A         1.222        1.224
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A             N/A           272           79
---------------------------------------------------------------------------  -------        -----        -----        -----
Bond Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A            1.047        1.075        1.062
o End of period ..........................................................   N/A            1.062        1.189        1.190
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A              281           74           20
---------------------------------------------------------------------------  -------        -----        -----        -----

                                                                             A-1

                                                                                       2002                      2003
                                                                             ------------------------   -----------------------
                                                                                                 with                      with
                                                                                with        Guarantee      with       Guarantee
                                                                               EGMDB     of Principal     EGMDB    of Principal
                                                                             -------   --------------   -------   -------------
High-Income Bond Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A            N/A          1.302         N/A
o End of period ..........................................................   N/A            N/A          1.421         N/A
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A            N/A             43         N/A
---------------------------------------------------------------------------  -------   --------------    -----
U.S. Government/AAA-Rated Securities Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A            N/A          1.027        1.044
o End of period ..........................................................   N/A            N/A          1.031        1.032
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A            N/A             78           14
---------------------------------------------------------------------------  -------   --------------    -----        -----
Cash Management Subaccount Accumulation unit value
o Beginning of period ....................................................   N/A            N/A          0.998         N/A
o End of period ..........................................................   N/A            N/A          0.997         N/A
Number of accumulation units .............................................
o End of period (000's omitted) ..........................................   N/A            N/A              0         N/A
---------------------------------------------------------------------------  -------   --------------    -----        -----

A-2

American Legacy Shareholder's Advantage
Lincoln Life & Annuity Variable
Annuity Account H   (Registrant)
Lincoln Life & Annuity Company of New York   (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the American Legacy Shareholder's Advantage prospectus of Lincoln Life & Annuity Variable Annuity Account H dated May 1, 2004. You may obtain a copy of the American Legacy Shareholder's Advantage prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-800-942-5500.
Table of Contents

Item                                             Page
Special terms                                   B-2
Services                                        B-2
Principal underwriter                           B-2
Purchase of securities being offered            B-2
Interest Adjustment Example                     B-2
Annuity payouts                                 B-4

Item                                             Page
Determination of accumulation and annuity unit
value                                           B-6
Advertising and sales literature                B-6
Additional services                             B-7
Other information                               B-8
Financial statements                            B-8

This SAI is not a prospectus.
The date of this SAI is May 1, 2004.
Special terms
The special terms used in this SAI are the ones defined in the prospectus. Services
Independent auditors
The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing elsewhere in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.
Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with the Delaware
Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal underwriter
Lincoln Financial Advisors Corporation (LFA), an affiliate of ours, serves as principal underwriter for the contracts, as described in the prospectus. LFA is a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Lincoln Sales Representatives and sales representatives of Selling Firms are appointed as our insurance agents. LFA paid $1,070,300, $2,477,744, and $3,374,398 to Lincoln Sales Representatives and Selling Firms in 2001, 2002, and 2003, respectively, as sales compensation with respect to the contracts. LFA retained no underwriting commissions for the sale of the contracts.
Purchase of securities being offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and other deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.
                                                                             B-2
                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES

         Single Premium ................. $50,000
         Premium taxes .................. None
         Withdrawals .................... None
         Guaranteed Period .............. 5 years
         Guaranteed Interest Rate ....... 3.50%
         Annuity Date ................... Age 70
         Index Rate A ................... 3.50%
         Index Rate B ................... 4.00% End of contract year 1
                                          3.50% End of contract year 2
                                          3.00% End of contract year 3
                                          2.00% End of contract year 4
                                          0.50% Percentage adjustment to B

  Formula                   (1 + Index A)n
                     -----------------------------
                                                   -1
                     (1 + Index B + % Adjustment)

                          SURRENDER VALUE CALCULATION

                                       (3)
                (1)       (2)          Adjusted   (4)       (5)          (6)         (7)
                Annuity   Index Rate   Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Factor       Value      Value     (3) & (4)    Charge      Value
--------------- --------- ------------ ---------- --------- ------------ ----------- ----------
  1 ........... $51,710    0.962268    $49,759    $50,710   $50,710      $4,250      $46,460
  2 ........... $53,480    0.985646    $52,712    $51,431   $52,712      $4,250      $48,462
  3 ........... $55,312    1.000000    $55,312    $52,162   $55,312      $4,000      $51,312
  4 ........... $57,208    1.009756    $57,766    $52,905   $57,766      $3,500      $54,266
  5 ........... $59,170       N/A      $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION

                     BOY*                              Annual        EOY**
                     Annuity       Guaranteed          Account       Annuity
Contract Year        Value         Interest Rate       Fee           Value
-------------------- ---------     ---------------     ---------     ----------
  1 ................ $50,000   x       1.035       -   $40       =   $51,710
  2 ................ $51,710   x       1.035       -   $40       =   $53,480
  3 ................ $53,480   x       1.035       -   $40       =   $55,312
  4 ................ $55,312   x       1.035       -   $40       =   $57,208
  5 ................ $57,208   x       1.035       -   $40       =   $59,170

                          SURRENDER CHARGE CALCULATION

                     Surrender
                     Charge                       Surrender
Contract Year        Factor         Deposit       Charge
-------------------- ----------     ---------     ----------
  1 ................      8.5%  x   $50,000   =   $4,250
  2 ................      8.5%  x   $50,000   =   $4,250
  3 ................      8.0%  x   $50,000   =   $4,000
  4 ................      7.0%  x   $50,000   =   $3,500
  5 ................      6.0%  x   $50,000   =   $3,000

B-3
                             INDEX RATE FACTOR CALCULATION

Contract Year        Index A     Index B     Adj Index B     N       Result
------------------   ---------   ---------   -------------   -----   ---------
  1 ..............    3.50%       4.00%         4.50%         4      0.962268
  2 ..............    3.50%       3.50%         4.00%         3      0.985646
  3 ..............    3.50%       3.00%         3.50%         2      1.000000
  4 ..............    3.50%       2.00%         2.50%         1      1.009756
  5 ..............    3.50%        N/A           N/A         N/A        N/A

                           MINIMUM VALUE CALCULATION

                                    Minimum             Annual
                                    Guaranteed          Account       Minimum
Contract Year                       Interest Rate       Fee           Value
--------------------                ---------------     ---------     ----------
  1 ................ $50,000    x       1.015       -   $40       =   $50,710
  2 ................ $50,710    x       1.015       -   $40       =   $51,431
  3 ................ $51,431    x       1.015       -   $40       =   $52,162
  4 ................ $52,162    x       1.015       -   $40       =   $52,905
  5 ................ $52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year
                                          ** EOY = end of year
Annuity payouts
Variable annuity payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.
In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter. These steps are explained below.
The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4%, or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will
                                                                             B-4
vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.
The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table. The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Proof of age, sex and survival
We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
i4LIFE (Reg. TM)Advantage
During the Access Period for non-Qualified contracts, regular income payments will be determined on the basis of:
 o the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected);
 o the annuity factor for the i4LIFE (Reg. TM)Advantage or Income4Life (Reg.
   TM) Solution selected; and
 o the investment results of the fixed and/or variable subaccounts selected. During the Access Period for IRA contracts, regular income payments will be determined on the basis of:
 o the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment;
 o the annuity factor for the i4LIFE (Reg. TM)Advantage or Income4Life (Reg.
   TM) Solution selected; and
 o the investment results of the fixed and/or variable subaccounts selected.
For non-qualified contracts, the initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.
For IRA contracts, the initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.
The annuity factors are based on whether the i4LIFE (Reg. TM)Advantage or Income4Life (Reg. TM) Solution is selected, an assumed investment return of either 3%, 4% or 5% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.
The assumed interest rate is the measuring point for subsequent regular income payments. If the actual net investment rate (annualized) for the contract,whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly. We may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.
At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.
B-5
Determination of accumulation and annuity unit value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series. Advertising and sales literature
As set forth in the prospectus, we may refer to the following indexes and organizations (and others) in our marketing materials:
A.M. Best's Rating System - is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which we intend to refer.
Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.
EAFE Index - is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.
FITCH - provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.
Lipper Variable Insurance Products Performance Analysis Service - is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.
Moody's - insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted. Morningstar - is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.
NASDAQ-OTC Price Index - this index is based on the NASD Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of
100.00 on February 5, 1971.
Russell 1000 Index - Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.
Russell 2000 Index - Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.
Russell 3000 Index - Russell 3000 (Reg. TM) Index measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2003, the average firm's stock value in the index was $5.1 billion; the median was $791.1 million. The range of stock value was from $520 billion to $178 million.
Salomon Brothers 90 Day Treasury-Bill Index - Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.
Standard & Poor's insurance claims - paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.
                                                                             B-6
Standard and Poor's Index (S&P 400) - Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.
Standard & Poor's 500 Index - A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.
VARDS (Variable Annuity Research and Data Service) - provides a comprehensive guide to variable annuity contract features and historical fund performance.
The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.
In our advertisements and other sales literature for the VAA and the funds, we intend to illustrate the advantages of the contracts in a number of ways:
Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet - An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.
Additional services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $10,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended.
The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.
Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable
B-7
subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.
Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $107 billion and had consolidated revenues of $5.3 billion in 2003. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.
Lincoln New York's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln New York serves. As of the date of this SAI, Lincoln New York was serving over 200 employers and more than 40,000 individuals.
Lincoln New York's assets, size. Lincoln New York may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2003 Lincoln New York had total assets of approximately $3.3 billion.
Other information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial statements
Financial statements of the VAA and of Lincoln New York appear on the following pages.

Lincoln Life & Annuity Variable Annuity Account H

Statement of assets and liabilities

December 31, 2003

                                                                                                  Mortality &
                                                                                                  Expense
                                                                        Contract                  Guarantee
                                                                        Purchases                 Charges
                                                                        Due from                  Payable to
                                                                        Lincoln Life              Lincoln Life
                                                                        & Annuity                 & Annuity
                                                                        Company                   Company
                                                                        of                        of
Subaccount                                                  Investments New York     Total Assets New York     Net Assets
--------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                     $17,305,864   $10,742    $17,316,606     $  676    $17,315,930
American Funds Blue Chip Income & Growth Class 2             11,939,125    15,938     11,955,063        468     11,954,595
American Funds Bond Class 2                                   7,752,094        --      7,752,094        302      7,751,792
American Funds Cash Management Class 2                          797,363        --        797,363         32        797,331
American Funds Global Discovery Class 2                         492,362        --        492,362         20        492,342
American Funds Global Growth Class 2                          5,269,823    10,703      5,280,526        205      5,280,321
American Funds Global Small Capitalization Class 2            2,637,746        --      2,637,746        106      2,637,640
American Funds Growth Class 2                                15,069,048    49,406     15,118,454        585     15,117,869
American Funds Growth-Income Class 2                         29,112,250    65,109     29,177,359      1,120     29,176,239
American Funds High-Income Bond Class 2                       4,236,478        --      4,236,478        167      4,236,311
American Funds International Class 2                          3,923,537        --      3,923,537        153      3,923,384
American Funds New World Class 2                              1,005,683        --      1,005,683         40      1,005,643
American Funds U.S. Government/AAA-Rated Securities Class 2   5,653,804        --      5,653,804        217      5,653,587

See accompanying notes.

Lincoln Life & Annuity Variable Annuity Account H

Statement of operations

Year Ended December 31, 2003


                                                            Dividends
                                                            from       Mortality and     Net
                                                            Investment Expense           Investment
Subaccount                                                  Income     Guarantee Charges Income (Loss)
------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                      $333,749      $(150,901)      $ 182,848
American Funds Blue Chip Income & Growth Class 2                   --        (99,800)        (99,800)
American Funds Bond Class 2                                   218,715        (82,393)        136,322
American Funds Cash Management Class 2                         11,260        (13,132)         (1,872)
American Funds Global Discovery Class 2                           980         (4,306)         (3,326)
American Funds Global Growth Class 2                           12,035        (44,824)        (32,789)
American Funds Global Small Capitalization Class 2              8,220        (21,266)        (13,046)
American Funds Growth Class 2                                  13,769       (140,586)       (126,817)
American Funds Growth-Income Class 2                          241,062       (262,001)        (20,939)
American Funds High-Income Bond Class 2                       201,397        (40,526)        160,871
American Funds International Class 2                           41,361        (35,237)          6,124
American Funds New World Class 2                                8,311         (7,840)            471
American Funds U.S. Government/AAA-Rated Securities Class 2   163,496        (64,007)         99,489

See accompanying notes.

                                Net Change in   Net Increase
                                Unrealized      (Decrease) in
                 Net Realized   Appreciation or Net Assets
                 Gain (Loss) on Depreciation on Resulting from
                 Investments    Investments     Operations
                 ---------------------------------------------
                    $ (1,752)     $2,014,789      $2,195,885
                      (1,704)      2,119,992       2,018,488
                      32,577         439,978         608,877
                      (2,319)         (4,012)         (8,203)
                        (755)         94,359          90,278
                      36,287       1,028,716       1,032,214
                          26         650,661         637,641
                     (61,674)      3,220,806       3,032,315
                     (22,336)      5,397,104       5,353,829
                      12,896         468,457         642,224
                      56,116         771,492         833,732
                      22,389         184,750         207,610
                      (8,428)        (56,178)         34,883

Lincoln Life & Annuity Variable Annuity Account H

Statements of changes in net assets

Years Ended December 31, 2002 and 2003

                                                                                      American
                                                                         American     Funds Blue               American
                                                                         Funds Asset  Chip Income  American    Funds Cash
                                                                         Allocation   & Growth     Funds Bond  Management
                                                                         Class 2      Class 2      Class 2     Class 2
                                                                         Subaccount   Subaccount   Subaccount  Subaccount
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                            $ 2,026,199  $ 1,034,147  $  920,020  $    283,163
Changes From Operations:
.. Net investment income (loss)                                                98,153       10,608      74,262         6,229
.. Net realized gain (loss) on investments                                    (17,067)     (10,682)     (1,498)      (16,938)
.. Net change in unrealized appreciation or depreciation on investments      (750,410)    (709,185)     49,540           (66)
                                                                         -----------  -----------  ----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                 (669,324)    (709,259)    122,304       (10,775)
Change From Unit Transactions:
  Accumulation Units:
..   Participant purchases                                                  5,518,678    3,866,325   3,758,618    29,641,566
..   Participant withdrawals                                                 (308,392)    (228,126)   (416,542)  (28,468,865)
                                                                         -----------  -----------  ----------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              5,210,286    3,638,199   3,342,076     1,172,701
                                                                         -----------  -----------  ----------  ------------
TOTAL INCREASE IN NET ASSETS                                               4,540,962    2,928,940   3,464,380     1,161,926
                                                                         -----------  -----------  ----------  ------------
NET ASSETS AT DECEMBER 31, 2002                                            6,567,161    3,963,087   4,384,400     1,445,089
Changes From Operations:
.. Net investment income (loss)                                               182,848      (99,800)    136,322        (1,872)
.. Net realized gain (loss) on investments                                     (1,752)      (1,704)     32,577        (2,319)
.. Net change in unrealized appreciation or depreciation on investments     2,014,789    2,119,992     439,978        (4,012)
                                                                         -----------  -----------  ----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                2,195,885    2,018,488     608,877        (8,203)
Change From Unit Transactions:
  Accumulation Units:
..   Participant purchases                                                  9,054,291    6,286,877   3,555,712     3,223,332
..   Participant withdrawals                                                 (501,407)    (313,857)   (797,197)   (3,862,887)
                                                                         -----------  -----------  ----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                         8,552,884    5,973,020   2,758,515      (639,555)
                                                                         -----------  -----------  ----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   10,748,769    7,991,508   3,367,392      (647,758)
                                                                         -----------  -----------  ----------  ------------
NET ASSETS AT DECEMBER 31, 2003                                          $17,315,930  $11,954,595  $7,751,792  $    797,331
                                                                         ===========  ===========  ==========  ============

See accompanying notes.

                           American                                                                            American Funds
American     American      Funds Global                                American    American                    U.S.
Funds Global Funds Global  Small          American      American Funds Funds High- Funds         American      Government/AAA-
Discovery    Growth        Capitalization Funds Growth  Growth-Income  Income Bond International Funds New     Rated Securities
Class 2      Class 2       Class 2        Class 2       Class 2        Class 2     Class 2       World Class 2 Class 2
Subaccount   Subaccount    Subaccount     Subaccount    Subaccount     Subaccount  Subaccount    Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------
  $ 51,638   $  1,053,368   $    871,960  $  3,924,071   $ 5,026,599   $  372,305  $    875,881  $    446,926    $  2,079,556
      (972)       (12,332)        (7,754)      (81,132)       (1,076)      97,200        10,663        (5,503)        207,079
      (886)      (277,588)        75,524      (922,155)      (68,584)      (5,695)     (346,829)      229,369         (33,717)
   (29,702)       122,924       (191,788)     (718,123)   (1,910,261)     (97,106)      178,190       (21,109)         36,829
  --------   ------------   ------------  ------------   -----------   ----------  ------------  ------------    ------------

   (31,560)      (166,996)      (124,018)   (1,721,410)   (1,979,921)      (5,601)     (157,976)      202,757         210,191
   190,800     19,327,846     22,145,888    14,693,426    10,283,295    1,241,634    16,952,761    36,685,833      78,585,325
    (7,505)   (17,633,015)   (21,979,440)  (10,010,569)     (810,315)     (37,761)  (14,740,061)  (36,338,292)    (77,850,048)
  --------   ------------   ------------  ------------   -----------   ----------  ------------  ------------    ------------

   183,295      1,694,831        166,448     4,682,857     9,472,980    1,203,873     2,212,700       347,541         735,277
  --------   ------------   ------------  ------------   -----------   ----------  ------------  ------------    ------------
   151,735      1,527,835         42,430     2,961,447     7,493,059    1,198,272     2,054,724       550,298         945,468
  --------   ------------   ------------  ------------   -----------   ----------  ------------  ------------    ------------
   203,373      2,581,203        914,390     6,885,518    12,519,658    1,570,577     2,930,605       997,224       3,025,024
    (3,326)       (32,789)       (13,046)     (126,817)      (20,939)     160,871         6,124           471          99,489
      (755)        36,287             26       (61,674)      (22,336)      12,896        56,116        22,389          (8,428)
    94,359      1,028,716        650,661     3,220,806     5,397,104      468,457       771,492       184,750         (56,178)
  --------   ------------   ------------  ------------   -----------   ----------  ------------  ------------    ------------

    90,278      1,032,214        637,641     3,032,315     5,353,829      642,224       833,732       207,610          34,883
   205,077      2,253,195      1,138,700     5,866,717    12,087,954    2,434,551     1,497,942       509,850       3,587,722
    (6,386)      (586,291)       (53,091)     (666,681)     (785,202)    (411,041)   (1,338,895)     (709,041)       (994,042)
  --------   ------------   ------------  ------------   -----------   ----------  ------------  ------------    ------------

   198,691      1,666,904      1,085,609     5,200,036    11,302,752    2,023,510       159,047      (199,191)      2,593,680
  --------   ------------   ------------  ------------   -----------   ----------  ------------  ------------    ------------
   288,969      2,699,118      1,723,250     8,232,351    16,656,581    2,665,734       992,779         8,419       2,628,563
  --------   ------------   ------------  ------------   -----------   ----------  ------------  ------------    ------------
  $492,342   $  5,280,321   $  2,637,640  $ 15,117,869   $29,176,239   $4,236,311  $  3,923,384  $  1,005,643    $  5,653,587
  ========   ============   ============  ============   ===========   ==========  ============  ============    ============

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements

1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life & Annuity Variable Annuity Account H (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of five products, each offering a guaranteed minimum death benefit (GMDB) rider option. The available contracts are as follows:

..  Legacy III
..  Legacy III C-Share
..  Legacy III L-Share
..  Legacy III Plus
..  Shareholder's Advantage

Legacy III and Legacy III C-Share contracts became available to clients of the Company on June 1, 2000. Legacy III L-Share contracts became available to clients of the Company on September 19, 2001. Legacy III Plus and Shareholder's Advantage contracts became available to clients of the Company on October 14, 2002.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The Variable Account invests in the American Funds Insurance Series (American Funds) which consists of the following thirteen mutual funds (Funds):

American Funds Asset Allocation Class 2 Fund
American Funds Blue Chip Income and Growth
  Class 2 Fund
American Funds Bond Class 2 Fund
American Funds Cash Management Class 2 Fund
American Funds Global Discovery Class 2 Fund
American Funds Global Growth Class 2 Fund
American Funds Global Small Capitalization
  Class 2 Fund
American Funds Growth Class 2 Fund
American Funds Growth-Income Class 2 Fund
American Funds High-Income Bond Class 2 Fund
American Funds International Class 2 Fund
American Funds New World Class 2 Fund
American Funds U.S. Government/AAA-Rated Securities Class 2 Fund

American Funds is registered as an open-ended management investment company. Investment in the Funds are stated at the closing net asset value per share on December 31, 2003, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 4%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 4%.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the five contract types within the Variable Account:

..  Legacy III at a daily rate of .0034247% to .0050685% (1.25% to 1.85% on an annual basis)
..  Legacy III C-Share at a daily rate of .0042466% to .0057534% (1.55% to 2.10%
   on an annual basis)
..  Legacy III L-Share at a daily rate of .0043836% to .0058904% (1.60% to 2.15%
   on an annual basis)
..  Legacy III Plus at a daily rate of .0041096% to .0056164% (1.50% to 2.05% on an annual basis)
.. Shareholder Advantage at a daily rate of .0016438% to .0034247% (.60% to 1.25% on an annual basis)

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

Lincoln Life & Annuity Variable Annuity Account H

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)
In 2003, the Company retained $29,337 from the proceeds of the sales of annuity contracts for contract charges or surrender charges for the Legacy III, Legacy III C-Share and Legacy L-Share products.

For the Shareholder's Advantage product a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. The sales charge percentage decreases as the value accumulated under certain of the owner's investment increase. For the year ending December 31, 2003, sales charges were $41,300.

Lincoln Life & Annuity Variable Annuity Account H

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                      Unit Value Unit Value                                    Investment
                                         Commencement Beginning  End of     Units                    Total     Income
Subaccount                               Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
-------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                                                                           3.14%
  Legacy III (1.25% Fee Rate)                           $0.93      $1.12     1,734,992  $  1,947,753   20.23%
  Legacy III (1.40% Fee Rate)                            0.93       1.12     8,747,582     9,770,557   20.05%
  Legacy III C-Shr (1.55% Fee Rate)                      0.90       1.08       268,448       288,992   19.87%
  Legacy III C-Shr (1.65% Fee Rate)                      0.90       1.07       851,116       913,240   19.75%
  Legacy III L-Shr (1.60% Fee Rate)        08/11/03      1.01       1.11       400,126       443,547   10.08%
  Legacy III L-Shr (1.70% Fee Rate)        01/17/03      0.94       1.11       405,564       448,620   17.38%
  Legacy III Plus (1.50% Fee Rate)         04/17/03      1.02       1.21        63,910        77,412   18.99%
  Legacy III Plus (1.60% Fee Rate)                       1.01       1.21     2,476,191     2,995,902   19.81%
  Shrholder's Advantage (.60% Fee Rate)    06/11/03      1.12       1.22        79,100        96,833    9.07%
  Shrholder's Advantage (.72% Fee Rate)    02/07/03      0.97       1.22       272,455       333,074   25.60%
American Funds Blue Chip Income &
 Growth Class 2                                                                                                     --
  Legacy III (1.25% Fee Rate)                            0.71       0.92     1,133,020     1,045,200   29.10%
  Legacy III (1.40% Fee Rate)                            0.71       0.92     7,469,450     6,863,567   28.91%
  Legacy III C-Shr (1.55% Fee Rate)                      0.71       0.92        36,271        33,198   28.72%
  Legacy III C-Shr (1.65% Fee Rate)                      0.71       0.91       800,882       731,405   28.59%
  Legacy III L-Shr (1.60% Fee Rate)        02/14/03      0.77       1.06       112,184       119,021   37.55%
  Legacy III L-Shr (1.70% Fee Rate)        01/08/03      0.86       1.06       546,116       578,108   22.91%
  Legacy III Plus (1.50% Fee Rate)         03/12/03      0.92       1.33       132,913       176,234   44.05%
  Legacy III Plus (1.60% Fee Rate)                       1.03       1.32     1,530,756     2,027,307   28.65%
  Shrholder's Advantage (.60% Fee Rate)    05/01/03      1.07       1.34       158,484       212,379   24.81%
  Shrholder's Advantage (.72% Fee Rate)    02/11/03      0.97       1.34       125,676       168,176   38.61%
American Funds Bond Class 2                                                                                       3.72%
  Legacy III (1.25% Fee Rate)                            1.13       1.25       768,268       963,350   11.40%
  Legacy III (1.40% Fee Rate)                            1.12       1.25     3,861,808     4,811,354   11.23%
  Legacy III C-Shr (1.55% Fee Rate)                      1.11       1.23       109,475       134,923   11.06%
  Legacy III C-Shr (1.65% Fee Rate)                      1.11       1.23       465,775       572,194   10.95%
  Legacy III L-Shr (1.60% Fee Rate)        05/09/03      1.10       1.15        87,479       100,609    4.20%
  Legacy III L-Shr (1.70% Fee Rate)        03/19/03      1.06       1.15       104,205       119,443    8.58%
  Legacy III Plus (1.50% Fee Rate)         04/11/03      1.10       1.18        81,053        95,449    7.33%
  Legacy III Plus (1.60% Fee Rate)                       1.06       1.18       715,971       842,152   11.01%
  Shrholder's Advantage (.60% Fee Rate)                  1.06       1.19        20,345        24,214   12.11%
  Shrholder's Advantage (.72% Fee Rate)    02/18/03      1.07       1.19        74,123        88,104   10.62%
American Funds Cash Management Class 2                                                                            1.20%
  Legacy III (1.25% Fee Rate)                            1.06       1.05        22,949        24,078   (0.78)%
  Legacy III (1.40% Fee Rate)                            1.05       1.04       550,278       574,430   (0.93)%
  Legacy III C-Shr (1.55% Fee Rate)                      1.03       1.02        27,152        27,704   (1.07)%
  Legacy III C-Shr (1.65% Fee Rate)                      1.03       1.02        40,601        41,311   (1.17)%
  Legacy III L-Shr (1.60% Fee Rate)        04/10/03      0.99       0.98        21,797        21,463   (0.81)%
  Legacy III L-Shr (1.70% Fee Rate)        06/11/03      0.99       0.98        29,449        28,887   (0.74)%
  Legacy III Plus (1.60% Fee Rate)         02/26/03      1.00       0.99        80,419        79,364   (0.97)%
  Shrholder's Advantage (.72% Fee Rate)    09/30/03      1.00       1.00            94            94   (0.09)%
American Funds Global Discovery Class 2                                                                           0.33%
  Legacy III (1.25% Fee Rate)              10/28/03      0.93       0.97        16,345        15,872    4.08%
  Legacy III (1.40% Fee Rate)                            0.72       0.97       382,411       369,759   35.21%
  Legacy III C-Shr (1.65% Fee Rate)                      0.71       0.96        31,958        30,717   34.87%
  Legacy III L-Shr (1.70% Fee Rate)        01/14/03      0.94       1.17        46,613        54,696   24.97%
  Legacy III Plus (1.50% Fee Rate)         07/11/03      1.19       1.35         2,729         3,694   13.71%
  Legacy III Plus (1.60% Fee Rate)         06/10/03      1.14       1.35        12,482        16,875   18.27%
  Shrholder's Advantage (.72% Fee Rate)    09/16/03      1.26       1.37           533           729    8.06%

Lincoln Life & Annuity Variable Annuity Account H

                                                        Unit Value Unit Value                                    Investment
                                           Commencement Beginning  End of     Units                    Total     Income
Subaccount                                 Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Class 2                                                                                0.38%
  Legacy III (1.25% Fee Rate)                             $0.52      $0.70       307,401  $    215,492   33.60%
  Legacy III (1.40% Fee Rate)                              0.52       0.70     5,285,573     3,683,274   33.40%
  Legacy III C-Shr (1.55% Fee Rate)                        0.56       0.75        80,210        60,215   33.20%
  Legacy III C-Shr (1.65% Fee Rate)                        0.56       0.75       260,982       195,259   33.06%
  Legacy III L-Shr (1.70% Fee Rate)          01/08/03      1.00       1.30       167,675       217,778   30.08%
  Legacy III Plus (1.50% Fee Rate)           09/18/03      1.23       1.35         9,850        13,328    9.56%
  Legacy III Plus (1.60% Fee Rate)           01/10/03      1.05       1.35       535,773       724,071   28.20%
  Shrholder's Advantage (.60% Fee Rate)      07/10/03      1.15       1.37        88,672       121,252   19.08%
  Shrholder's Advantage (.72% Fee Rate)      02/11/03      0.97       1.37        36,361        49,652   41.02%
American Funds Global Small Capitalization
 Class 2                                                                                                            0.56%
  Legacy III (1.25% Fee Rate)                              0.48       0.73       212,050       154,802   51.62%
  Legacy III (1.40% Fee Rate)                              0.48       0.73     2,068,782     1,502,267   51.40%
  Legacy III C-Shr (1.55% Fee Rate)                        0.56       0.85        21,692        18,486   51.17%
  Legacy III C-Shr (1.65% Fee Rate)                        0.56       0.85       119,037       101,080   51.02%
  Legacy III L-Shr (1.60% Fee Rate)          10/08/03      1.39       1.50         9,303        13,958    8.08%
  Legacy III L-Shr (1.70% Fee Rate)          01/08/03      1.01       1.50        95,317       142,652   47.96%
  Legacy III Plus (1.50% Fee Rate)           09/18/03      1.38       1.51        27,226        40,981    9.11%
  Legacy III Plus (1.60% Fee Rate)                         1.00       1.50       416,156       625,680   51.10%
  Shrholder's Advantage (.72% Fee Rate)      07/11/03      1.23       1.52        24,839        37,734   23.10%
American Funds Growth Class 2                                                                                       0.14%
  Legacy III (1.25% Fee Rate)                              0.58       0.79     1,230,346       970,249   35.11%
  Legacy III (1.40% Fee Rate)                              0.58       0.78    13,907,228    10,906,921   34.91%
  Legacy III C-Shr (1.55% Fee Rate)                        0.54       0.72       104,096        75,462   34.71%
  Legacy III C-Shr (1.65% Fee Rate)                        0.54       0.72     1,355,093       978,920   34.57%
  Legacy III L-Shr (1.60% Fee Rate)          02/14/03      0.87       1.23        59,331        73,001   41.81%
  Legacy III L-Shr (1.70% Fee Rate)          01/08/03      0.95       1.23       278,861       342,277   29.68%
  Legacy III Plus (1.50% Fee Rate)           07/11/03      1.18       1.32        65,985        87,074   11.60%
  Legacy III Plus (1.60% Fee Rate)                         0.98       1.32     1,009,416     1,330,475   34.63%
  Shrholder's Advantage (.60% Fee Rate)      04/23/03      1.06       1.33         1,245         1,660   25.40%
  Shrholder's Advantage (.72% Fee Rate)      02/11/03      0.93       1.33       264,174       351,830   42.94%
American Funds Growth-Income Class 2                                                                                1.30%
  Legacy III (1.25% Fee Rate)                              0.92       1.20     2,241,510     2,690,182   30.78%
  Legacy III (1.40% Fee Rate)                              0.91       1.19    16,488,810    19,681,691   30.59%
  Legacy III C-Shr (1.55% Fee Rate)                        0.85       1.11       440,524       486,884   30.39%
  Legacy III C-Shr (1.65% Fee Rate)                        0.85       1.10     2,047,214     2,254,910   30.26%
  Legacy III L-Shr (1.60% Fee Rate)          02/14/03      0.87       1.18       151,719       179,656   36.52%
  Legacy III L-Shr (1.70% Fee Rate)          01/10/03      0.96       1.18       559,741       661,258   22.84%
  Legacy III Plus (1.50% Fee Rate)           04/11/03      1.01       1.33       123,958       165,368   32.14%
  Legacy III Plus (1.60% Fee Rate)                         1.02       1.33     1,516,103     2,019,472   30.33%
  Shrholder's Advantage (.60% Fee Rate)                    1.01       1.35       261,133       351,930   32.99%
  Shrholder's Advantage (.72% Fee Rate)      02/18/03      1.00       1.35       508,875       684,888   34.94%
American Funds High-Income Bond Class 2                                                                             7.21%
  Legacy III (1.25% Fee Rate)                              0.98       1.26       423,567       531,805   27.91%
  Legacy III (1.40% Fee Rate)                              0.98       1.25     1,849,669     2,306,413   27.72%
  Legacy III C-Shr (1.55% Fee Rate)                        0.97       1.24        45,447        56,461   27.52%
  Legacy III C-Shr (1.65% Fee Rate)                        0.97       1.24       292,222       361,769   27.40%
  Legacy III L-Shr (1.60% Fee Rate)          05/09/03      1.15       1.29        28,104        36,259   12.68%
  Legacy III L-Shr (1.70% Fee Rate)          01/27/03      1.04       1.29        99,158       127,640   24.16%
  Legacy III Plus (1.50% Fee Rate)           04/11/03      1.20       1.41        18,617        26,214   17.70%
  Legacy III Plus (1.60% Fee Rate)                         1.10       1.41       517,862       728,328   27.46%
  Shrholder's Advantage (.72% Fee Rate)      07/08/03      1.30       1.42        43,223        61,422    9.11%

Lincoln Life & Annuity Variable Annuity Account H

                                                      Unit Value Unit Value                                    Investment
                                         Commencement Beginning  End of     Units                    Total     Income
Subaccount                               Date(1)      of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
-------------------------------------------------------------------------------------------------------------------------
American Funds International Class 2                                                                              1.66%
  Legacy III (1.25% Fee Rate)                           $0.46      $0.62       705,682  $    434,845   33.18%
  Legacy III (1.40% Fee Rate)                            0.46       0.61     3,983,002     2,440,551   32.98%
  Legacy III C-Shr (1.55% Fee Rate)                      0.52       0.69       108,351        74,479   32.78%
  Legacy III C-Shr (1.65% Fee Rate)                      0.52       0.69       200,917       137,632   32.65%
  Legacy III L-Shr (1.60% Fee Rate)        02/14/03      0.86       1.20        10,149        12,225   40.68%
  Legacy III L-Shr (1.70% Fee Rate)        01/08/03      0.92       1.20       191,011       229,624   31.07%
  Legacy III Plus (1.50% Fee Rate)         09/19/03      1.23       1.37        11,690        15,978   11.22%
  Legacy III Plus (1.60% Fee Rate)                       1.03       1.37       375,546       512,730   32.71%
  Shrholder's Advantage (.60% Fee Rate)    12/16/03      1.33       1.38         2,393         3,306    3.63%
  Shrholder's Advantage (.72% Fee Rate)    03/11/03      0.92       1.38        44,947        62,014   50.07%
American Funds New World Class 2                                                                                  1.52%
  Legacy III (1.25% Fee Rate)                            0.73       1.00        99,202        99,288   37.45%
  Legacy III (1.40% Fee Rate)                            0.73       1.00       514,778       512,294   37.24%
  Legacy III C-Shr (1.65% Fee Rate)                      0.78       1.06        53,211        56,591   36.90%
  Legacy III L-Shr (1.60% Fee Rate)        12/11/03      1.36       1.42         1,648         2,345    4.37%
  Legacy III L-Shr (1.70% Fee Rate)        04/25/03      1.04       1.42        40,809        57,920   36.80%
  Legacy III Plus (1.50% Fee Rate)         09/18/03      1.27       1.42         9,097        12,944   11.64%
  Legacy III Plus (1.60% Fee Rate)         03/11/03      0.98       1.42       180,604       256,686   45.39%
  Shrholder's Advantage (.72% Fee Rate)    02/11/03      1.01       1.44         5,275         7,575   42.72%
American Funds U.S. Government/AAA-
 Rated Securities Class 2                                                                                         3.61%
  Legacy III (1.25% Fee Rate)                            1.24       1.26     1,270,984     1,597,266    1.01%
  Legacy III (1.40% Fee Rate)                            1.24       1.25     2,011,583     2,513,468    0.86%
  Legacy III C-Shr (1.55% Fee Rate)                      1.20       1.21       302,308       366,033    0.71%
  Legacy III C-Shr (1.65% Fee Rate)                      1.20       1.21       410,970       495,867    0.61%
  Legacy III L-Shr (1.60% Fee Rate)        08/29/03      1.06       1.08        51,899        56,031    1.55%
  Legacy III L-Shr (1.70% Fee Rate)        01/10/03      1.06       1.08       103,492       111,381    1.43%
  Legacy III Plus (1.60% Fee Rate)         03/21/03      1.01       1.02       409,597       417,918    1.17%
  Shrholder's Advantage (.60% Fee Rate)    06/11/03      1.04       1.03        14,306        14,769   (1.11)%
  Shrholder's Advantage (.72% Fee Rate)    03/11/03      1.03       1.03        78,427        80,854    0.38%

(1)Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life & Annuity Variable Annuity Account H

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                   Unit Value Unit Value                                  Investment
                                                   Beginning  End of     Units                  Total     Income
Subaccount                                         of Period  Period     Outstanding Net Assets Return(3) Ratio(4)
--------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                                                                      3.71%
  Legacy III (1.25% Fee Rate)                        $1.08      $0.93       617,786  $  576,850  (13.47)%
  Legacy III (1.40% Fee Rate)                         1.08       0.93     5,499,008   5,116,249  (13.60)%
  Legacy III C-Share (1.55% Fee Rate)                 1.04       0.90       227,460     204,278  (13.73)%
  Legacy III C-Share (1.65% Fee Rate)                 1.04       0.90       624,002     559,122  (13.81)%
  Legacy III Plus (1.60% Fee Rate)(2)                 1.01       1.01       109,584     110,662   (0.11)%
American Funds Blue Chip Income & Growth Class 2                                                             1.84%
  Legacy III (1.25% Fee Rate)                         0.94       0.71       431,682     308,450  (24.03)%
  Legacy III (1.40% Fee Rate)                         0.94       0.71     4,470,579   3,186,645  (24.14)%
  Legacy III C-Share (1.55% Fee Rate)                 0.94       0.71        20,422      14,522  (24.27)%
  Legacy III C-Share (1.65% Fee Rate)                 0.94       0.71       482,283     342,519  (24.33)%
  Legacy III Plus (1.60% Fee Rate)(1)                 1.05       1.03       107,781     110,951   (1.62)%
American Funds Bond Class 2                                                                                  4.32%
  Legacy III (1.25% Fee Rate)                         1.10       1.13       431,629     485,854    2.75%
  Legacy III (1.40% Fee Rate)                         1.09       1.12     2,579,239   2,888,956    2.60%
  Legacy III C-Share (1.55% Fee Rate)                 1.08       1.11        84,373      93,627    2.45%
  Legacy III C-Share (1.65% Fee Rate)                 1.08       1.11       454,010     502,680    2.34%
  Legacy III Plus (1.60% Fee Rate)(1)                 1.05       1.06       108,808     115,292    1.38%
  Shareholder's Advantage (.60% Fee Rate)(2)          1.05       1.06       280,705     297,991    1.35%
American Funds Cash Management Class 2                                                                       2.01%
  Legacy III (1.25% Fee Rate)                         1.06       1.06       299,180     316,356   (0.29)%
  Legacy III (1.40% Fee Rate)                         1.06       1.05       903,473     951,884   (0.40)%
  Legacy III C-Share (1.55% Fee Rate)                 1.04       1.03        24,273      25,035   (0.55)%
  Legacy III C-Share (1.65% Fee Rate)                 1.04       1.03       139,351     143,471   (0.65)%
  Legacy III L-Share (1.60% Fee Rate)                 1.00       1.00         8,383       8,343   (0.58)%
American Funds Global Discovery Class 2                                                                      0.73%
  Legacy III (1.40% Fee Rate)                         0.93       0.72       253,722     181,438  (22.77)%
  Legacy III C-Share (1.65% Fee Rate)                 0.93       0.71        30,779      21,935  (22.96)%
American Funds Global Growth Class 2                                                                         0.80%
  Legacy III (1.25% Fee Rate)                         0.62       0.52       187,096      98,174  (15.70)%
  Legacy III (1.40% Fee Rate)                         0.62       0.52     3,627,723   1,895,112  (15.83)%
  Legacy III C-Share (1.55% Fee Rate)                 0.67       0.56        68,362      38,530  (15.95)%
  Legacy III C-Share (1.65% Fee Rate)                 0.67       0.56       977,093     549,387  (16.04)%
American Funds Global Small Capitalization Class 2                                                           0.59%
  Legacy III (1.25% Fee Rate)                         0.60       0.48       121,314      58,409  (20.06)%
  Legacy III (1.40% Fee Rate)                         0.60       0.48     1,491,715     715,484  (20.18)%
  Legacy III C-Share (1.55% Fee Rate)                 0.71       0.56        15,687       8,843  (20.29)%
  Legacy III C-Share (1.65% Fee Rate)                 0.71       0.56       135,855      76,388  (20.38)%
  Legacy III Plus (1.60% Fee Rate)(2)                 1.00       1.00        55,541      55,266   (0.94)%
American Funds Growth Class 2                                                                                0.04%
  Legacy III (1.25% Fee Rate)                         0.78       0.58       606,086     353,757  (25.39)%
  Legacy III (1.40% Fee Rate)                         0.78       0.58     9,914,719   5,763,761  (25.51)%
  Legacy III C-Share (1.55% Fee Rate)                 0.72       0.54        93,086      50,095  (25.62)%
  Legacy III C-Share (1.65% Fee Rate)                 0.72       0.54     1,336,205     717,300  (25.69)%
  Legacy III Plus (1.60% Fee Rate)(1)                 1.02       0.98           618         605   (3.87)%
American Funds Growth-Income Class 2                                                                         1.40%
  Legacy III (1.25% Fee Rate)                         1.14       0.92     1,190,260   1,092,279  (19.36)%
  Legacy III (1.40% Fee Rate)                         1.14       0.91    10,560,509   9,652,929  (19.48)%
  Legacy III C-Share (1.55% Fee Rate)                 1.05       0.85       351,207     297,695  (19.60)%
  Legacy III C-Share (1.65% Fee Rate)                 1.05       0.85     1,688,535   1,427,782  (19.68)%
  Legacy III Plus (1.60% Fee Rate)(1)                 1.05       1.02         1,805       1,845   (2.52)%
  Shareholder's Advantage (.60% Fee Rate)(2)          1.03       1.01        46,507      47,128   (1.86)%

Lincoln Life & Annuity Variable Annuity Account H

                                                          Unit Value Unit Value                                      Investment
                                                          Beginning  End of     Units                      Total     Income
Subaccount                                                of Period  Period     Outstanding Net Assets     Return(3) Ratio(4)
-------------------------------------------------------------------------------------------------------------------------------
American Funds High-Income Bond Class 2                                                                                11.21%
  Legacy III (1.25% Fee Rate)                               $1.01      $0.98       147,788  $   145,069      (3.05)%
  Legacy III (1.40% Fee Rate)                                1.01       0.98     1,050,678    1,025,797      (3.19)%
  Legacy III C-Share (1.55% Fee Rate)                        1.01       0.97        37,579       36,609      (3.34)%
  Legacy III C-Share (1.65% Fee Rate)                        1.01       0.97       257,326      250,058      (3.44)%
  Legacy III Plus (1.60% Fee Rate)(2)                        1.09       1.10       102,451      113,044       1.19%
American Funds International Class 2                                                                                    2.06%
  Legacy III (1.25% Fee Rate)                                0.55       0.46       466,414      215,806     (15.90)%
  Legacy III (1.40% Fee Rate)                                0.55       0.46     3,002,404    1,383,437     (16.03)%
  Legacy III C-Share (1.55% Fee Rate)                        0.62       0.52        72,937       37,759     (16.15)%
  Legacy III C-Share (1.65% Fee Rate)                        0.62       0.52     2,397,497    1,238,109     (16.24)%
  Legacy III Plus (1.60% Fee Rate)(2)                        1.02       1.03        53,943       55,494       0.73%
American Funds New World Class 2                                                                                        0.74%
  Legacy III (1.25% Fee Rate)                                0.78       0.73        37,717       27,464      (6.84)%
  Legacy III (1.40% Fee Rate)                                0.78       0.73       359,965      260,982      (6.98)%
  Legacy III C-Share (1.65% Fee Rate)                        0.84       0.78       912,378      708,778      (7.12)%
American Funds U.S. Government/AAA-Rated Securities Class
 2                                                                                                                      8.85%
  Legacy III (1.25% Fee Rate)                                1.15       1.24       450,605      560,627       7.79%
  Legacy III (1.40% Fee Rate)                                1.15       1.24     1,333,743    1,652,296       7.63%
  Legacy III C-Share (1.55% Fee Rate)                        1.12       1.20       311,631      374,676       7.47%
  Legacy III C-Share (1.65% Fee Rate)                        1.12       1.20       364,729      437,425       7.36%

(1)Reflects less than a full year of activity. Funds were first received in this option on 12/11/2002.
(2)Reflects less than a full year of activity. Funds were first received in this option on 12/13/2002.
(3)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life & Annuity Variable Annuity Account H

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                   Unit Value Unit Value                                  Investment
                                                   Beginning  End of     Units                  Total     Income
Subaccount                                         of Period  Period     Outstanding Net Assets Return(3) Ratio(4)
--------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                                                                      3.21%
  Legacy III (1.25% Fee Rate)                        $1.09      $1.08       237,679  $  256,467   (0.75)%
  Legacy III (1.40% Fee Rate)                         1.09       1.08     1,540,223   1,658,584   (0.88)%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.07         1,000       1,074    7.37%
  Legacy III C-Share (1.55% Fee Rate)                 1.05       1.04         2,000       2,082   (1.03)%
  Legacy III C-Share (1.65% Fee Rate)                 1.05       1.04        99,746     103,699   (1.13)%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.07         1,000       1,073    7.31%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.07         1,000       1,074    7.39%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.07         1,000       1,074    7.37%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.07         1,000       1,073    7.28%
American Funds Blue Chip Income and Growth Class 2                                                           1.18%
  Legacy III (1.25% Fee Rate)(1)                      1.00       0.94       119,854     112,724   (5.95)%
  Legacy III (1.40% Fee Rate)(1)                      1.00       0.94       937,146     880,623   (6.04)%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.09         1,000       1,090    9.00%
  Legacy III C-Share (1.55% Fee Rate)(1)              1.00       0.94           462         433   (6.11)%
  Legacy III C-Share (1.65% Fee Rate)(1)              1.00       0.94        37,203      34,917   (6.14)%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.09         1,000       1,089    8.93%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.09         1,000       1,090    9.03%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.09         1,000       1,090    9.00%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.09         1,000       1,089    8.93%
American Funds Bond Class 2                                                                                  4.03%
  Legacy III (1.25% Fee Rate)                         1.03       1.10       161,742     177,183    6.78%
  Legacy III (1.40% Fee Rate)                         1.02       1.09       576,817     629,779    6.65%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.01         1,000       1,011    1.06%
  Legacy III C-Share (1.55% Fee Rate)                 1.02       1.08        17,402      18,850    6.49%
  Legacy III C-Share (1.65% Fee Rate)                 1.02       1.08        82,411      89,156    6.39%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.01         1,000       1,010    1.03%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.01         1,000       1,011    1.13%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.01         1,000       1,011    1.07%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.01         1,000       1,010    1.03%
American Funds Cash Management Class 2                                                                       4.24%
  Legacy III (1.25% Fee Rate)                         1.04       1.06         1,000       1,060    2.07%
  Legacy III (1.40% Fee Rate)                         1.04       1.06       158,248     167,447    2.00%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.00         1,000       1,000    0.03%
  Legacy III C-Share (1.55% Fee Rate)                 1.02       1.04        88,894      92,196    1.82%
  Legacy III C-Share (1.65% Fee Rate)                 1.02       1.04        16,847      17,458    1.76%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.00         1,000       1,000    0.00%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.00         1,000       1,001    0.10%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.00         1,000       1,000    0.03%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.00         1,000       1,000    0.00%
American Funds Global Discovery Class 2                                                                      0.70%
  Legacy III (1.25% Fee Rate)(1)                      1.00       0.93         1,000         927   (7.30)%
  Legacy III (1.40% Fee Rate)(1)                      1.00       0.93        45,194      41,887   (7.41)%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.13         1,000       1,131   13.11%
  Legacy III C-Share (1.55% Fee Rate)(1)              1.00       0.93         1,000         925   (7.46)%
  Legacy III C-Share (1.65% Fee Rate)(1)              1.00       0.93         2,426       2,244   (7.49)%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.13         1,000       1,130   13.03%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.13         1,000       1,131   13.13%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.13         1,000       1,131   13.11%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.13         1,000       1,130   13.03%

Lincoln Life & Annuity Variable Annuity Account H

                                                   Unit Value Unit Value                                  Investment
                                                   Beginning  End of     Units                  Total     Income
Subaccount                                         of Period  Period     Outstanding Net Assets Return(3) Ratio(4)
--------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Class 2                                                                         0.77%
  Legacy III (1.25% Fee Rate)                        $0.73      $0.62       168,721  $  105,020  (15.29)%
  Legacy III (1.40% Fee Rate)                         0.73       0.62     1,505,796     934,555  (15.41)%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.17         1,000       1,165   16.52%
  Legacy III C-Share (1.55% Fee Rate)                 0.79       0.67         2,000       1,341  (15.54)%
  Legacy III C-Share (1.65% Fee Rate)                 0.79       0.67         9,895       6,626  (15.62)%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.16         1,000       1,164   16.44%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.17         1,000       1,166   16.57%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.17         1,000       1,165   16.54%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.16         1,000       1,165   16.46%
American Funds Global Small Capitalization Class 2                                                           0.56%
  Legacy III (1.25% Fee Rate)                         0.70       0.60        51,517      31,028  (13.95)%
  Legacy III (1.40% Fee Rate)                         0.70       0.60       598,810     359,809  (14.08)%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.25         1,000       1,250   25.02%
  Legacy III C-Share (1.55% Fee Rate)                 0.82       0.71         2,000       1,414  (14.21)%
  Legacy III C-Share (1.65% Fee Rate)                 0.82       0.71       670,364     473,457  (14.30)%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.25         1,000       1,249   24.94%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.25         1,000       1,251   25.11%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.25         1,000       1,251   25.07%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.25         1,000       1,250   24.98%
American Funds Growth Class 2                                                                                0.48%
  Legacy III (1.25% Fee Rate)                         0.97       0.78       375,782     293,990  (19.17)%
  Legacy III (1.40% Fee Rate)                         0.97       0.78     4,494,147   3,507,171  (19.29)%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.23         1,000       1,231   23.14%
  Legacy III C-Share (1.55% Fee Rate)                 0.90       0.72         2,000       1,447  (19.41)%
  Legacy III C-Share (1.65% Fee Rate)                 0.90       0.72       159,611     115,307  (19.50)%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.23         1,000       1,231   23.06%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.23         1,000       1,232   23.21%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.23         1,000       1,232   23.16%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.23         1,000       1,231   23.08%
American Funds Growth-Income Class 2                                                                         1.68%
  Legacy III (1.25% Fee Rate)                         1.12       1.14       397,743     452,623    1.28%
  Legacy III (1.40% Fee Rate)                         1.12       1.14     3,877,159   4,401,341    1.13%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.13         1,000       1,131   13.15%
  Legacy III C-Share (1.55% Fee Rate)                 1.04       1.05        17,629      18,585    0.98%
  Legacy III C-Share (1.65% Fee Rate)                 1.04       1.05       140,955     148,393    0.88%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.13         1,000       1,131   13.07%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.13         1,000       1,132   13.18%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.13         1,000       1,132   13.16%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.13         1,000       1,131   13.08%
American Funds High-Income Bond Class 2                                                                      8.70%
  Legacy III (1.25% Fee Rate)                         0.95       1.01        37,555      38,023    6.44%
  Legacy III (1.40% Fee Rate)                         0.95       1.01       242,745     244,875    6.25%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.05         1,000       1,048    4.80%
  Legacy III C-Share (1.55% Fee Rate)                 0.95       1.01        18,770      18,918    6.09%
  Legacy III C-Share (1.65% Fee Rate)                 0.95       1.01        64,840      65,250    5.98%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.05         1,000       1,047    4.74%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.05         1,000       1,048    4.83%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.05         1,000       1,048    4.79%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.05         1,000       1,047    4.73%
American Funds International Class 2                                                                         0.80%
  Legacy III (1.25% Fee Rate)                         0.70       0.55       334,116     183,823  (20.89)%
  Legacy III (1.40% Fee Rate)                         0.69       0.55     1,227,947     673,848  (21.01)%
  Legacy III (1.65% Fee Rate)(2)                      1.00       1.08         1,000       1,084    8.40%
  Legacy III C-Share (1.55% Fee Rate)                 0.78       0.62         2,000       1,235  (21.13)%
  Legacy III C-Share (1.65% Fee Rate)                 0.78       0.62        18,742      11,555  (21.20)%
  Legacy III C-Share (1.90% Fee Rate)(2)              1.00       1.08         1,000       1,083    8.33%
  Legacy III L-Share (1.60% Fee Rate)(2)              1.00       1.08         1,000       1,084    8.44%
  Legacy III L-Share (1.70% Fee Rate)(2)              1.00       1.08         1,000       1,084    8.41%
  Legacy III L-Share (1.95% Fee Rate)(2)              1.00       1.08         1,000       1,083    8.34%

Lincoln Life & Annuity Variable Annuity Account H

                                                            Unit Value Unit Value                                  Investment
                                                            Beginning  End of     Units                  Total     Income
Subaccount                                                  of Period  Period     Outstanding Net Assets Return(3) Ratio(4)
-----------------------------------------------------------------------------------------------------------------------------
American Funds New World Class 2                                                                                      0.10%
  Legacy III (1.25% Fee Rate)                                 $0.83      $0.78        16,117  $   12,598   (5.40)%
  Legacy III (1.40% Fee Rate)                                  0.82       0.78       150,562     117,356   (5.51)%
  Legacy III (1.65% Fee Rate)(2)                               1.00       1.12         1,000       1,120   12.03%
  Legacy III C-Share (1.55% Fee Rate)                          0.89       0.84         2,000       1,675   (5.67)%
  Legacy III C-Share (1.65% Fee Rate)                          0.89       0.84       370,202     309,696   (5.74)%
  Legacy III C-Share (1.90% Fee Rate)(2)                       1.00       1.12         1,000       1,120   11.97%
  Legacy III L-Share (1.60% Fee Rate)(2)                       1.00       1.12         1,000       1,121   12.09%
  Legacy III L-Share (1.70% Fee Rate)(2)                       1.00       1.12         1,000       1,121   12.05%
  Legacy III L-Share (1.95% Fee Rate)(2)                       1.00       1.12         1,000       1,120   11.98%
American Funds U.S. Government/AAA-Rated Securities Class 2                                                           4.98%
  Legacy III (1.25% Fee Rate)                                  1.09       1.15       229,395     264,770    5.69%
  Legacy III (1.40% Fee Rate)                                  1.09       1.15       315,656     363,317    5.54%
  Legacy III (1.65% Fee Rate)(2)                               1.00       1.00         1,000         997   (0.31)%
  Legacy III C-Share (1.55% Fee Rate)                          1.06       1.12        17,041      19,064    5.39%
  Legacy III C-Share (1.65% Fee Rate)                          1.06       1.12     1,277,804   1,427,421    5.26%
  Legacy III C-Share (1.90% Fee Rate)(2)                       1.00       1.00         1,000         996   (0.35)%
  Legacy III L-Share (1.60% Fee Rate)(2)                       1.00       1.00         1,000         997   (0.26)%
  Legacy III L-Share (1.70% Fee Rate)(2)                       1.00       1.00         1,000         997   (0.33)%
  Legacy III L-Share (1.95% Fee Rate)(2)                       1.00       1.00         1,000         996   (0.36)%

(1)Reflects less than a full year of activity. Funds were first received in this option on 7/3/2001.
(2)Reflects less than a full year of activity. Funds were first received in this option on 9/19/2001.
(3)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life & Annuity Variable Annuity Account H

3. Condensed Financial Information (continued)
A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                              Unit Value Unit Value
                                                              Beginning  End of     Units                  Total
Subaccount                                                    of Period  Period     Outstanding Net Assets Return(3)
--------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2
  Legacy III (1.25% Fee Rate)(1)                                $1.00      $1.09        1,000    $  1,087     8.72%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       1.09      171,358     186,221     8.64%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       1.05        2,000       2,105     5.25%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       1.05        2,000       2,104     5.18%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       1.05        2,000       2,103     5.15%
American Funds Bond Class 2
  Legacy III (1.25% Fee Rate)(1)                                 1.00       1.03        1,000       1,026     2.59%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       1.02       44,319      45,426     2.36%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       1.02        2,000       2,036     1.79%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       1.02        2,000       2,034     1.72%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       1.02        2,000       2,034     1.69%
American Funds Cash Management Class 2
  Legacy III (1.25% Fee Rate)(1)                                 1.00       1.04       60,688      63,050     3.89%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       1.04        8,210       8,556     3.71%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       1.02        2,000       2,039     1.94%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       1.02        2,000       2,037     1.86%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       1.02        2,000       2,037     1.84%
American Funds Global Growth Class 2
  Legacy III (1.25% Fee Rate)(1)                                 1.00       0.73        7,662       5,629   (26.52)%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       0.73      193,686     142,155   (26.63)%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       0.79        2,000       1,589   (20.54)%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       0.79        2,000       1,588   (20.60)%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       0.79        2,000       1,587   (20.64)%
American Funds Global Small Capitalization Class 2
  Legacy III (1.25% Fee Rate)(1)                                 1.00       0.70        4,503       3,152   (30.00)%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       0.70       22,998      16,127   (30.07)%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       0.82        2,000       1,650   (17.51)%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       0.82        2,000       1,649   (17.56)%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       0.82        2,000       1,648   (17.60)%
American Funds Growth Class 2
  Legacy III (1.25% Fee Rate)(1)                                 1.00       0.97       34,757      33,641    (3.21)%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       0.97      717,483     693,803    (3.31)%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       0.90        2,000       1,797   (10.17)%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       0.90        2,000       1,795   (10.23)%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       0.90        2,000       1,795   (10.26)%
American Funds Growth-Income Class 2
  Legacy III (1.25% Fee Rate)(1)                                 1.00       1.12       68,244      76,676    12.36%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       1.12      286,537     321,691    12.25%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       1.04        2,000       2,089     4.46%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       1.04        2,000       2,088     4.40%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       1.04        2,000       2,087     4.36%
American Funds High-Income Bond Class 2
  Legacy III (1.25% Fee Rate)(1)                                 1.00       0.95        1,000         951    (4.88)%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       0.95       13,528      12,896    (5.09)%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       0.95        2,000       1,901    (4.94)%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       0.95        2,000       1,900    (5.00)%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       0.95        2,000       1,899    (5.05)%
American Funds International Class 2
  Legacy III (1.25% Fee Rate)(1)                                 1.00       0.70       24,068      16,738   (30.46)%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       0.69      130,244      90,513   (30.54)%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       0.78        2,000       1,567   (21.67)%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       0.78        2,000       1,566   (21.72)%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       0.78        2,000       1,565   (21.76)%

Lincoln Life & Annuity Variable Annuity Account H

                                                              Unit Value Unit Value
                                                              Beginning  End of     Units                  Total
Subaccount                                                    of Period  Period     Outstanding Net Assets Return(3)
--------------------------------------------------------------------------------------------------------------------
American Funds New World Class 2
  Legacy III (1.25% Fee Rate)(1)                                $1.00      $0.83       1,000     $   826    (17.38)%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       0.82       5,873       4,894    (17.51)%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       0.89       2,000       1,776    (11.18)%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       0.89       2,000       1,775    (11.23)%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       0.89       2,000       1,775    (11.27)%
American Funds U.S. Government/AAA-Rated Securities Class 2
  Legacy III (1.25% Fee Rate)(1)                                 1.00       1.09       1,000       1,092      9.21%
  Legacy III (1.40% Fee Rate)(1)                                 1.00       1.09      12,926      14,152      9.06%
  Legacy III C-Share -- Annuity Reserves (1.40% Fee Rate)(2)     1.00       1.06       2,000       2,124      6.22%
  Legacy III C-Share (1.55% Fee Rate)(2)                         1.00       1.06       2,000       2,123      6.15%
  Legacy III C-Share (1.65% Fee Rate)(2)                         1.00       1.06       2,000       2,122      6.12%

(1)Reflects less than a full year of activity. Funds were first received in this option on 2/22/2000.
(2)Reflects less than a full year of activity. Funds were first received in this option on 7/24/2000.
(3)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln Life & Annuity Variable Annuity Account H

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2003.

                                                            Aggregate   Aggregate
                                                            Cost of     Proceeds
Subaccount                                                  Purchases   from Sales
-----------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                     $ 9,289,040 $   548,932
American Funds Blue Chip Income & Growth Class 2              6,247,888     370,440
American Funds Bond Class 2                                   3,835,358     914,644
American Funds Cash Management Class 2                        3,385,651   3,877,260
American Funds Global Discovery Class 2                         204,438       9,061
American Funds Global Growth Class 2                          2,272,710     649,195
American Funds Global Small Capitalization Class 2            1,146,900      74,266
American Funds Growth Class 2                                 5,845,926     821,794
American Funds Growth-Income Class 2                         12,291,049   1,058,999
American Funds High-Income Bond Class 2                       2,638,338     453,852
American Funds International Class 2                          1,545,891   1,380,687
American Funds New World Class 2                                515,538     714,261
American Funds U.S. Government/AAA-Rated Securities Class 2   4,039,323   1,321,072

5. Investments
The following is a summary of investments owned at December 31, 2003.

                                                                        Net
                                                            Shares      Asset
Subaccount                                                  Outstanding Value  Value of Shares Cost of Shares
-------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                      1,192,685  $14.51   $17,305,864    $16,078,959
American Funds Blue Chip Income & Growth Class 2             1,275,548    9.36    11,939,125     10,497,240
American Funds Bond Class 2                                    687,852   11.27     7,752,094      7,257,617
American Funds Cash Management Class 2                          72,290   11.03       797,363        800,969
American Funds Global Discovery Class 2                         49,633    9.92       492,362        425,035
American Funds Global Growth Class 2                           345,562   15.25     5,269,823      4,206,175
American Funds Global Small Capitalization Class 2             187,340   14.08     2,637,746      2,154,109
American Funds Growth Class 2                                  331,188   45.50    15,069,048     13,313,834
American Funds Growth-Income Class 2                           869,542   33.48    29,112,250     25,713,035
American Funds High-Income Bond Class 2                        339,734   12.47     4,236,478      3,868,735
American Funds International Class 2                           292,801   13.40     3,923,537      3,122,724
American Funds New World Class 2                                84,228   11.94     1,005,683        812,938
American Funds U.S. Government/AAA-Rated Securities Class 2    464,569   12.17     5,653,804      5,671,220

Lincoln Life & Annuity Variable Annuity Account H

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2003 is as follows:

                                                            Units      Units       Net Increase
Subaccount                                                  Issued     Redeemed    (Decrease)
-----------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                      8,776,964   (555,319)   8,221,645
American Funds Blue Chip Income & Growth Class 2             6,945,713   (412,708)   6,533,005
American Funds Bond Class 2                                  3,139,045   (789,305)   2,349,740
American Funds Cash Management Class 2                       3,153,630 (3,755,550)    (601,921)
American Funds Global Discovery Class 2                        217,260     (8,689)     208,571
American Funds Global Growth Class 2                         2,960,327 (1,048,105)   1,912,222
American Funds Global Small Capitalization Class 2           1,271,173    (96,882)   1,174,291
American Funds Growth Class 2                                7,547,474 (1,222,414)   6,325,060
American Funds Growth-Income Class 2                        11,603,394 (1,102,630)  10,500,764
American Funds High-Income Bond Class 2                      2,103,130   (381,083)   1,722,047
American Funds International Class 2                         2,104,904 (2,464,410)    (359,505)
American Funds New World Class 2                               487,914   (893,348)    (405,434)
American Funds U.S. Government/AAA-Rated Securities Class 2  3,285,160 (1,092,302)   2,192,858

The change in units outstanding for the year ended December 31, 2002 is as follows:

                                                        Units      Units        Net Increase
Subaccount                                              Issued     Redeemed     (Decrease)
--------------------------------------------------------------------------------------------
AFIS Asset Allocation Class II Fund                      5,555,041    (361,850)  5,193,191
AFIS Blue Chip Income and Growth Class II Fund           4,759,769    (346,685)  4,413,084
AFIS Bond Class II Fund                                  3,546,699    (451,308)  3,095,391
AFIS Cash Management Class II Fund                      28,621,176 (27,516,505)  1,104,671
AFIS Global Discovery Class II Fund                        238,881      (9,000)    229,881
AFIS Global Growth Class II Fund                        31,263,279 (28,094,416)  3,168,863
AFIS Global Small Capitalization Class II Fund          30,916,555 (30,424,134)    492,421
AFIS Growth Class II Fund                               21,726,969 (14,812,795)  6,914,174
AFIS Growth-Income Class II Fund                        10,297,215    (896,878)  9,400,337
AFIS High-Income Bond Class II Fund                      1,267,784     (40,872)  1,226,912
AFIS International Class II Fund                        33,226,281 (28,820,891)  4,405,390
AFIS New World Class II Fund                            43,115,734 (42,349,556)    766,178
AFIS U.S. Government/AAA-Rated Securities Class II Fund 69,651,889 (69,036,077)    615,812

7. New Investment Funds and Fund Name Changes
During 2002, the American Funds High-Yield Bond Class 2 Fund changed its name to the American Funds High-Income Bond Class 2 Fund.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of Lincoln Life & Annuity Variable Annuity Account H

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account H ("Variable Account") (comprised of the following subaccounts: American Funds Insurance Series ("American Funds") Asset Allocation Class 2, American Funds Blue Chip Income and Growth Class 2, American Funds Bond Class 2, American Funds Cash Management Class 2, American Funds Global Discovery Class 2, American Funds Global Growth Class 2, American Funds Global Small Capitalization Class 2, American Funds Growth Class 2, American Funds Growth-Income Class 2, American Funds High-Income Bond Class 2, American Funds International Class 2, American Funds New World Class 2, and American Funds U.S. Government/AAA-Rated Securities Class 2), as of December 31, 2003, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life & Annuity Variable Annuity Account H at December 31, 2003, the results of their operations for the year then ended and changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Fort Wayne, Indiana
March 1, 2004

                  Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Balance Sheets

                                                                       December 31
                                                                     2003       2002*
                                                                  ----------  ----------
                                                                      (000s omitted)
                                                                  ----------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2003 -- $1,908,926; 2002 -- $1,783,219)  $2,019,991  $1,886,128
------------------------------------------------------------------
   Equity (cost: 2003 -- $2,515; 2002 -- $0)                           2,607          --
------------------------------------------------------------------
 Mortgage loans on real estate                                       145,784     121,726
------------------------------------------------------------------
 Policy loans                                                        161,605     161,886
------------------------------------------------------------------
 Derivative instruments                                                   --         452
------------------------------------------------------------------
 Other investments                                                       258         275
                                                                  ----------  ----------
------------------------------------------------------------------
Total Investments                                                  2,330,245   2,170,467
------------------------------------------------------------------
Cash and invested cash                                                36,373      15,244
------------------------------------------------------------------
Property and equipment                                                   494         450
------------------------------------------------------------------
Deferred acquisition costs                                            57,424      42,887
------------------------------------------------------------------
Premiums and fees receivable                                             539       2,249
------------------------------------------------------------------
Accrued investment income                                             30,232      31,086
------------------------------------------------------------------
Assets held in separate accounts                                     523,728     342,812
------------------------------------------------------------------
Amounts recoverable from reinsurers                                   73,198      72,577
------------------------------------------------------------------
Goodwill                                                             109,512     109,512
------------------------------------------------------------------
Other intangible assets                                              144,301     156,349
------------------------------------------------------------------
Other assets                                                          23,678      31,346
                                                                  ----------  ----------
------------------------------------------------------------------
Total Assets                                                      $3,329,724  $2,974,979
                                                                  ==========  ==========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                              $1,099,848  $1,053,737
------------------------------------------------------------------
 Contractholder funds                                              1,042,574     982,116
------------------------------------------------------------------
 Liabilities related to separate accounts                            523,728     342,812
                                                                  ----------  ----------
------------------------------------------------------------------
Total Insurance and Investment Contract Liabilities                2,666,150   2,378,665
------------------------------------------------------------------
Federal income taxes                                                  42,127      21,330
------------------------------------------------------------------
Other liabilities                                                     66,849      49,923
                                                                  ----------  ----------
------------------------------------------------------------------
Total Liabilities                                                  2,775,126   2,449,918
------------------------------------------------------------------
Shareholder's Equity:
Common stock, $100 par value:
 Authorized, issued and outstanding shares -- 20,000
 (owned by The Lincoln National Life Insurance Company)                2,000       2,000
                                                                  ----------  ----------
------------------------------------------------------------------
Retained earnings                                                    512,783     483,219
------------------------------------------------------------------
Accumulated other comprehensive income:
 Net unrealized gain on securities available-for-sale                 39,820      39,842
------------------------------------------------------------------
 Minimum pension liability adjustment                                     (5)         --
                                                                  ----------  ----------
------------------------------------------------------------------
Total accumulated other comprehensive Income                          39,815      39,842
                                                                  ----------  ----------
------------------------------------------------------------------
Total Shareholder's Equity                                           554,598     525,061
                                                                  ----------  ----------
------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                        $3,329,724  $2,974,979
----------------------------------------------------------------  ==========  ==========


* As Adjusted -- See Note 2.

See notes to the financial statements on pages 6-25.

Lincoln Life & Annuity Company of New York

Statements of Income

                                                                                  Year Ended December 31
                                                                                 2003      2002*     2001*
                                                                               --------  --------  --------
                                                                                      (000s omitted)
                                                                               ----------------------------
Revenue:
Insurance premiums                                                             $ 12,392  $ 13,185  $ 16,563
-------------------------------------------------------------------------------
Insurance fees                                                                   64,087    59,664    56,887
-------------------------------------------------------------------------------
Net investment income                                                           136,654   134,938   134,828
-------------------------------------------------------------------------------
Realized gain (loss) on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts)                            7,145   (11,308)   (4,573)
-------------------------------------------------------------------------------
Other revenue and fees                                                            2,741       663       261
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Total Revenue                                                                   223,019   197,142   203,966
-------------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                        123,230   118,552   122,494
-------------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                          55,968    48,210    50,334
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Total Benefits and Expenses                                                     179,198   166,762   172,828
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Income before Federal Income Taxes and Cumulative Effect of Accounting Changes   43,821    30,380    31,138

-------------------------------------------------------------------------------
Federal income taxes                                                             14,286    10,291    11,171
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                            29,535    20,089    19,967
-------------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income tax benefit)        (232)       --    (1,087)
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Net Income                                                                     $ 29,303  $ 20,089  $ 18,880
------------------------------------------------------------------------------ ========  ========  ========




* As Adjusted -- See Note 2.

See notes to the financial statements on pages 6-25.

Lincoln Life & Annuity Company of New York

Statements of Shareholder's Equity

                                                                                         Year Ended December 31
                                                                                        2003      2002*     2001*
                                                                                      --------  --------  --------
                                                                                             (000s omitted)
                                                                                      ----------------------------
Common Stock
Balance at beginning and end-of-year                                                  $  2,000  $  2,000  $  2,000
--------------------------------------------------------------------------------------

Retained Earnings
Balance at beginning-of-year                                                           483,219   463,099   444,166
--------------------------------------------------------------------------------------
Comprehensive income                                                                    29,276    53,885    36,060
--------------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of income tax):
 Net unrealized gain (loss) on securities available-for-sale (net of reclassification
   adjustment)                                                                             (22)   33,796    17,218
--------------------------------------------------------------------------------------
 Net unrealized loss on derivative instruments                                              --        --       (38)
--------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                       (5)       --        --
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Net Income                                                                              29,303    20,089    18,880
--------------------------------------------------------------------------------------
Stock compensation/issued for benefit plans                                                261        31        53
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                 512,783   483,219   463,099
--------------------------------------------------------------------------------------

Net Unrealized Gain (Loss) on Securities Available-for-Sale
Balance at beginning of year                                                            39,842     6,046   (11,172)
--------------------------------------------------------------------------------------
Change during period                                                                       (22)   33,796    17,218
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                  39,820    39,842     6,046
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------

Minimum Pension Liability Adjustment
Balance at beginning of year                                                                --        --        --
--------------------------------------------------------------------------------------
Change during period                                                                        (5)       --        --
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                      (5)       --        --
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------

Net Unrealized Loss on Derivative Instruments
Balance at beginning of year                                                                --       (38)       --
--------------------------------------------------------------------------------------
Cumulative effect of accounting change                                                      --        --       114
--------------------------------------------------------------------------------------
Change during period                                                                        --        38      (152)
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                      --        --       (38)
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Total Shareholder's Equity at End-of-Year                                             $554,598  $525,061  $471,107
------------------------------------------------------------------------------------- ========  ========  ========


*As Adjusted -- See Note 2.

See notes to the financial statements on pages 6-25.

Lincoln Life & Annuity Company of New York

Statements of Cash Flows

                                                                                       Year Ended December 31
                                                                                     2003      2002*      2001*
                                                                                  ---------  ---------  ---------
                                                                                           (000s omitted)
                                                                                  -------------------------------
Cash Flows from Operating Activities:
Net income                                                                        $  29,303  $  20,089  $  18,880
----------------------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
----------------------------------------------------------------------------------
 Deferred acquisition costs                                                         (26,459)   (29,152)   (18,049)
----------------------------------------------------------------------------------
 Premiums and fees receivable                                                         1,711        972        123
----------------------------------------------------------------------------------
 Accrued investment income                                                              854      2,004     (3,152)
----------------------------------------------------------------------------------
 Policy liabilities and accruals                                                    (34,001)   (35,796)   (49,308)
----------------------------------------------------------------------------------
 Contractholder funds                                                                48,472     49,611     40,529
----------------------------------------------------------------------------------
 Amounts recoverable from reinsurers                                                   (621)       186     14,849
----------------------------------------------------------------------------------
 Federal income taxes                                                                20,716      7,491     12,778
----------------------------------------------------------------------------------
 Other liabilities -- operating                                                      (6,109)     2,049     (1,470)
----------------------------------------------------------------------------------
 Provisions for depreciation                                                             77        (78)      (243)
----------------------------------------------------------------------------------
 Goodwill                                                                                --         --      3,024
----------------------------------------------------------------------------------
 Other intangibles amortization                                                      12,048     13,030      9,437
----------------------------------------------------------------------------------
 Realized loss on investments and derivative investments                              2,542     11,308      4,573
----------------------------------------------------------------------------------
 Other                                                                               34,997      9,042     (1,730)
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Adjustments                                                                      54,227     30,667     11,361
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                            83,530     50,756     30,241
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------

Cash Flows from Investing Activities:
Securities-available-for-sale:
 Purchases                                                                         (595,799)  (502,822)  (302,738)
----------------------------------------------------------------------------------
 Sales                                                                              279,218    180,443    119,957
----------------------------------------------------------------------------------
 Maturities                                                                         177,687    127,618    108,188
----------------------------------------------------------------------------------
Purchase of other investments                                                       (56,209)   (36,677)   (50,979)
----------------------------------------------------------------------------------
Sale or maturity of other investments                                                32,398     81,465     82,731
----------------------------------------------------------------------------------
Property and equipment purchases                                                       (209)      (158)    (1,460)
----------------------------------------------------------------------------------
Property and equipment sales                                                             89        445      5,493
----------------------------------------------------------------------------------
Increase (decrease) in other liabilities-nonoperating                                 1,151     (3,814)   (10,402)
----------------------------------------------------------------------------------
(Increase) decrease in other assets-nonoperating                                    (12,102)   (14,340)     2,406
----------------------------------------------------------------------------------
Other                                                                                20,076       (185)     5,444
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Cash Used in Investing Activities                                              (153,700)  (168,025)   (41,360)
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------

Cash Flows from Financing Activities:
Universal life and investment contract deposits                                     284,899    277,633    196,045
----------------------------------------------------------------------------------
Universal life and investment contract withdrawals                                 (193,600)  (160,824)  (215,621)
----------------------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                                  --         53         --
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Cash Provided by (used in) Financing Activities                                  91,299    116,862    (19,576)
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Increase (Decrease) in Cash and Invested Cash                                    21,129       (407)   (30,695)
----------------------------------------------------------------------------------
Cash and Invested Cash at Beginning of Year                                          15,244     15,651     46,346
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Cash and Invested Cash at end of Year                                             $  36,373  $  15,244  $  15,651
--------------------------------------------------------------------------------- =========  =========  =========

* As Adjusted--See Note 2

See notes to the financial statements on pages 6-25.

Lincoln Life & Annuity Company of New York

Notes to Financial Statements
December 31, 2003

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
Lincoln Life & Annuity Company of New York (the "Company") is a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), which is a wholly-owned subsidiary of Lincoln National Corporation ("LNC"). The Company was organized in 1996, under the laws of the State of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the State of New York.

The Company's principal business consists of underwriting annuities and life insurance contracts sold through multiple distribution channels. The Company conducts business only in the State of New York.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results will differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized loss on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments.
The Company recognizes all derivative instruments as either assets or liabilities in the balance sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, the Company must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2003, the Company had no derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. The Company had no derivative instruments that are economic hedges, but are not designated as hedging instruments under FAS 133. Finally, the Company did not have derivative instruments that were designated as hedges of a net investment in a foreign operation. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change. This treatment of gain (loss) is consistent with the treatment of derivatives prior to adoption of FAS 133.

Property and Equipment.
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance and variable universal life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender

Lincoln Life & Annuity Company of New York charges that have been assessed and earned against policy account balances. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises For Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment income, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies).

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in the Company's general account during 2001 through 2003 ranged from 4.00% to 7.00%. For traditional life, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets.
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions.
Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life and investment products acquired, and over the premium paying period for traditional insurance products acquired. Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangibles assets were reviewed periodically for indicators of impairment in value that were other than temporary, including unexpected or adverse changes in the

Lincoln Life & Annuity Company of New York following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money.

With respect to its insurance and investment contract liabilities, the Company continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance.
The Company enters into reinsurance agreements with other companies in the normal course of their business. All reinsurance agreements are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits.
The Company accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
Effective January 1, 2003, the Company implemented the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," ("FAS 123") to expense the fair value of LNC stock options granted to employees. On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation.

The Company adopted the retroactive restatement method under FAS148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. See Note 2 for additional information.

Income Taxes.
The Company has elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Prior to 2002, the Company's federal income tax return was not consolidated with any other entity.

Reclassifications:
Certain amounts reported in prior years' financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
2. Changes in Accounting Principles


Accounting for Stock-Based Compensation -- Transition and Disclosure.
Effective January 1, 2003, the Company adopted the fair value recognition method of accounting for stock-based compensation under FAS 123 for stock options on LNC stock granted to employees. The Company adopted the retroactive restatement method under FAS 148 which requires restating all prior periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. Prior to January 1, 2003, the Company accounted for stock options on LNC stock granted to its employees using the intrinsic value method of accounting under the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), and related Interpretations. No stock-based compensation cost for stock options was reflected in previously reported results.

The effect of the accounting change on net income and retained earnings for 2002 and 2001 is as follows:

                                                    2002     2001
                                                  -------- --------
                                                    (in thousands)
                                                  -----------------
            Net income as previously reported.... $ 20,079 $ 18,937
            Adjustment for effect of change in
             accounting principle that is applied
             retroactively, net of tax effects...       10      (57)
                                                  -------- --------
            Net income as adjusted............... $ 20,089 $ 18,880
                                                  ======== ========
            Retained earnings at December 31,
            Retained earnings as previously
             reported............................ $483,135 $463,056
            Cumulative adjustment for effect of
             change in accounting principle that
             is applied retroactively, net of tax
             effects.............................       84       43
                                                  -------- --------
            Retained earnings as adjusted........ $483,219 $463,099
                                                  ======== ========

Although the Company did not recognize compensation expense for stock options under the intrinsic value method of accounting in accordance with APB 25, a tax benefit was recognized in additional paid-in capital for stock options that were exercised through December 31, 2002. Because the Company elected not to restate periods prior to 2000 in the adoption of FAS 123, the tax benefit for options granted after December 31, 1994 and exercised prior to January 1, 2000 had to be determined under the fair value method and then compared to the tax benefit that was previously recorded in retained earnings upon exercise. As of January 1, 2000, a tax benefit was calculated under the fair value method for outstanding stock options granted after December 31, 1994 that vested prior to January 1, 2000. An adjustment of less than $0.1 million was made to increase retained earnings and the deferred tax asset as of January 1, 2000 for the adoption of FAS 123.

Accounting for Costs Associated with Exit or Disposal Activities.
In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. The Company adopted FAS 146 on January 1, 2003, and the adoption affects the timing of when expense is recognized for restructuring activities after December 31, 2002. See
Note 11 for information on Restructuring charges.

Accounting for Modified Coinsurance.
During the fourth quarter of 2003, the Company implemented FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements.

The effective date for implementation of DIG B36 for the Company was the October 1, 2003 start date of the fourth quarter. The Company recorded a charge to net income through a cumulative effect of accounting change of $0.4 million ($0.2 million after-tax) representing the fair value of the embedded derivative related to certain Modco arrangements.

In conjunction with recording the above charge, the Company also recorded a corresponding increase in Other Comprehensive Income relating to the fact that prior to the adoption of DIG B36 the net unrealized gains on the underlying available-for-sale securities supporting these reinsurance agreements had been accounted for as gains benefiting the reinsurance companies assuming the risks under these Modco and CFW reinsurance agreements.

During the fourth quarter of 2003 and going forward, changes in the fair value of the embedded derivative, as measured by the change in the fair value of the available-for-sale securities supporting the arrangements, flow through net income. For the quarter ended December 31, 2003, the effect of the new mark-to-market adjustment was to increase net income by less than $0.1 million. Equity was unchanged as the reduction in net income was offset by a corresponding increase in Other Comprehensive Income.

Statement of Accounting Position 03-1.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional

Lincoln Life & Annuity Company of New York

Long-Duration Contracts and for Separate Accounts" ("the SOP"). The Company will adopt the SOP as of January 1, 2004.

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts.

GMDB Reserves. Although there was no method prescribed under generally accepted accounting principles for GMDB reserving until the issuance of the SOP, the Lincoln Retirement segment has been recording a reserve for GMDB's. At December 31, 2003 the Company's GMDB reserve was $0.3 million. Based upon a comparison of the requirements of the SOP to the Company's established practice of reserving for GMDB, the adoption of the GMDB reserving methodology under the SOP is not expected to have a material effect on the Company's financial statements.

Sales Inducements. The Lincoln Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. The Company also offers enhanced interest rates to variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under the SOP and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization will be computed using the same methodology and assumptions used in amortizing DAC.

The Company currently defers bonus credits as part of the DAC asset and reports the amortization of bonus credits as part of DAC amortization. Upon adoption of the SOP, the Company will reclassify bonus credits from DAC to deferred sales inducements on its balance sheet and report deferred sales inducement amortization as part of benefit expense. Prior period balance sheet and income statement line item presentation will be reclassified to conform to the new basis of presentation.

The Company currently reports excess DCA interest as benefit expense when the excess interest is earned under the contract. Upon adoption of the SOP, the Company will begin deferring excess DCA interest as deferred sales inducements and amortizing these deferred sales inducements as benefit expense over the expected life of the contract. Amortization will be calculated using the same methodology and assumptions used in amortizing DAC. While over the long run the same amount of excess DCA interest expense will emerge under the SOP as under the Company's current accounting method, because of the prospective treatment of new deferred sales inducements, the Company expects earnings to be slightly higher under the SOP, relative to LNC's current approach, for near term financial reporting periods. For instance, had the rules for excess DCA interest expense under the SOP been in effect for 2003, the Company estimates that the increase in earnings were immaterial. The actual effect on the Company's results in future periods will depend upon the volume of business written with excess DCA interest.

Separate Accounts. The Company's current accounting is consistent with the provisions of the SOP relating to the reporting and measuring of separate account product assets and liabilities as general account assets and liabilities when specific criteria are not met, as well as for the reporting and measuring seed money in separate accounts as general account assets, and for recognizing contractholder liabilities. The adoption of these provisions of the SOP are expected to have no effect on the Company's financial statements.

Universal Life Contracts. The Life Insurance segment offers individual and survivor-life universal life insurance products that provide a secondary guarantee to the contract holder, commonly referred to as a no-lapse guarantee. This feature permits a policy that would normally terminate, if the net cash value were to fall below zero, to remain in force as long as the conditions of the no-lapse provision are met. The Company's analysis of this benefit indicates that this feature should be considered insignificant, as newly defined by the SOP. In general, the Company does not expect to record an additional liability for its current secondary guarantee offerings. However, in the event that an additional liability is required under the SOP for certain of the Company's current secondary guarantee features, the Company would not expect the adoption of the SOP to have a material effect on its financial statements.

The Company understands that throughout the life insurance industry a wide variety of interpretations and approaches to the application of the SOP to fixed and variable universal life contracts have recently begun to emerge. Industry-wide concern over this inconsistency in interpretation has become so great that on February 18, 2004 the American Council of Life Insurers ("ACLI") submitted a letter on behalf of the industry to the Chairman of AcSEC, requesting a delay of the effective date for the SOP, as it applies to universal life insurance, until such time that guidance for these implementation matters can be made available. If AcSEC decides to address these industry-wide concerns and issue new guidance, the Company's current estimates of the expected effects of the adoption of the SOP could change.

Other Products and Riders. The Company continues to review the features and characteristics of other products and riders offered within its Retirement and Life Insurance segments, and to evaluate the potential applicability of the SOP to these other products and riders. With respect to the other products and riders that are the subject of this ongoing review, the Company does not currently expect that the adoption of the SOP should have a material effect on the Company's financial statements.

Accounting for Business Combinations and Goodwill and Other Intangible Assets. The Company adopted Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142")

Lincoln Life & Annuity Company of New York on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the balance sheet, the Company did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, the Company completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A discounted cash flow model was used to assess the goodwill of the reporting units within the Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that the Company does not have impaired goodwill. In accordance with FAS 142, LNY has chosen October 1 as its annual review date. As such, the Company performed annual valuation reviews during the fourth quarter of 2003 and 2002. The results of the tests performed as of October 1, 2003 and 2002 indicate that the Company does not have impaired goodwill.

The reconciliation of reported net income to adjusted net income is as follows:

                                                      Year Ended
                                                   December 31, 2001
                                                   -----------------
                                                     (in millions)
                                                   -----------------
           Reported Net Income....................       $18.9
           Add back: Goodwill Amortization (after-
            tax)..................................         3.0
                                                         -----
           Adjusted Net Income....................       $21.9
                                                         =====

Accounting for Derivative Instruments and Hedging Activities.
The Company adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that the Company recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $0.1 million after-tax ($0.2 million pre-tax) recorded in net income, and a net gain of $0.1 million after-tax ($0.2 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $0.1 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $0.1 million were amortized and netted against the transition gain recorded in OCI. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets.
On April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF 99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which the Company determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, the Company recognized a net realized loss on investments of $1.0 million after-tax ($2.2 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $0.7 million were restored and netted against net realized loss on investments.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost Gains  Losses  Fair Value
                                             -------------- ------ ------  ----------
                                                          (in millions)
                                             ----------------------------------------
December 31, 2003:
  Corporate bonds...........................    $1,491.1... $ 98.0 $ (9.2)  $1,579.9.
  U.S. Government bonds.....................        17.1...    1.2   (0.1)      18.2.
  Foreign government bonds..................        17.5...    2.2   (0.1)      19.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........        32.4...    1.7   (0.1)      34.0.
    Collateralized mortgage obligations.....       148.7...    3.4   (0.2)     151.9.
    Commercial mortgage backed securities...       166.7...   12.6   (0.6)     178.7.
    Other asset-backed securities...........        15.6...    0.6      --      16.2.
  State and municipal bonds.................        17.2...    1.2      --      18.4.
  Redeemable preferred stocks...............         2.6...    0.5      --       3.1.
                                                --------    ------ ------   --------
Total fixed maturity securities.............     1,908.9...  121.4  (10.3)   2,020.0.
Equity securities...........................         2.5...    0.1      --       2.6.
                                                --------    ------ ------   --------
Total.......................................    $1,911.4... $121.5 $(10.3)  $2,022.6.
                                                ========    ====== ======   ========
December 31, 2002:
  Corporate bonds...........................    $1,436.4... $104.5 $(28.0)  $1,512.9.
  U.S. Government bonds.....................        16.1...    1.4   (0.3)      17.2.
  Foreign government bonds..................        18.8...    2.4   (0.6)      20.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........        43.7...    3.1      --      46.8.
    Collateralized mortgage obligations.....        93.6...    5.0      --      98.6.
    Commercial mortgage backed securities...       141.2...   13.5      --     154.7.
    Other asset-backed securities...........        17.0...    0.8   (0.1)      17.7.
  State and municipal bonds.................        16.4...    1.2      --      17.6.
  Redeemable preferred stocks...............          --...     --      --        --.
                                                --------    ------ ------   --------
Total fixed maturity securities.............     1,783.2...  131.9  (29.0)   1,886.1.
Equity securities...........................          --...     --      --        --.
                                                --------    ------ ------   --------
Total.......................................    $1,783.2... $131.9 $(29.0)  $1,886.1.
                                                ========    ====== ======   ========

Lincoln Life & Annuity Company of New York

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2003:
           Due in one year or less..........    $   39.9     $   41.0
           Due after one year through five
            years...........................       471.5        502.5
           Due after five years through ten
            years...........................       574.8        610.6
           Due after ten years..............       459.3        485.1
                                                --------     --------
           Subtotal.........................     1,545.5      1,639.2
           Asset and mortgage-backed
            securities......................       363.4        380.8
                                                --------     --------
           Total............................    $1,908.9     $2,020.0
                                                ========     ========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset and mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                Par Value Amortized Cost Fair Value
                                --------- -------------- ----------
                                           (in millions)
                                -----------------------------------
             December 31, 2003:
               Below 6%........  $102.0       $102.1       $103.1
               6%-7%...........   115.1        115.4        120.3
               7%-8%...........   101.8        103.2        109.8
               Above 8%........    42.2         42.7         47.6
                                 ------       ------       ------
               Total...........  $361.1       $363.4       $380.8
                                 ======       ======       ======

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                        Fair Value  % of Total
                                        ----------  ----------
                                        (in millions except %)
                                        --------------------
                  December 31, 2003:
                    Treasuries and AAA.    $476.5      23.6%
                    AA.................     120.1       6.0
                    A..................     645.2      31.9
                    BBB................     693.2      34.3
                    BB.................      54.4       2.7
                    Less than BB.......      30.6       1.5
                                         --------     -----
                    Total..............  $2,020.0     100.0%
                                         ========     =====

The major categories of net investment income are as follows:

                                           Year Ended December 31
                                            2003    2002    2001
                                           ------  ------  ------
                                                (in millions)
                                           ----------------------
             Fixed maturity securities
              available-for-sale.......... $119.0  $115.2  $110.8
             Equity.......................    0.2      --      --
             Mortgage loans on real estate    9.7    10.8    13.7
             Policy loans.................    9.3     9.7    10.4
             Invested cash................    0.0     0.7     1.4
             Other investments............    0.6     0.1     0.1
                                           ------  ------  ------
             Investment revenue...........  138.8   136.5   136.4
             Investment expense...........   (2.1)   (1.6)   (1.6)
                                           ------  ------  ------
             Net investment income........ $136.7  $134.9  $134.8
                                           ======  ======  ======

The detail of the realized gain (loss) on investments and derivative instruments is as follows:

                                               Year Ended December 31
                                                2003    2002    2001
                                               ------  ------  ------
                                                    (in millions)
                                               ----------------------
          Fixed maturity securities available-
           for-sale:
            Gross gain........................ $ 24.3  $  4.1  $  2.8
            Gross loss........................  (12.2)  (21.6)  (13.6)
          Other investments...................    0.5    (0.4)   (0.2)
          Associated restoration
           (amortization) of deferred
           acquisition costs, provision for
           policyholder commitments and
           investment expenses................   (5.3)    6.4     6.5
                                               ------  ------  ------
          Total Realized gain (loss) on
           Investments........................    7.3   (11.5)   (4.5)
          Derivative Instruments net of
           associated amortization of
           deferred acquisition costs.........   (0.2)    0.2    (0.1)
                                               ------  ------  ------
          Total Realized gain (loss) on
           Investments and Derivative
           Instruments........................ $  7.1  $(11.3) $ (4.6)
                                               ======  ======  ======

Write-downs for other than temporary declines in fair value of fixed maturity securities and net changes in allowances for loss on mortgage loans, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                                   Year Ended December 31
                                                   2003    2002    2001
                                                   ----     -----  ----
                                                    (in millions)
                                                   ----------------------
              Fixed maturity securities available-
               for-sale........................... $7.8    $11.2   $7.8
              Mortgage loans on real estate.......  0.2      0.1    0.1
                                                    ----    -----   ----
              Total............................... $8.0    $11.3   $7.9
                                                    ====    =====   ====

Lincoln Life & Annuity Company of New York

The change in net unrealized gains (losses) on investments in fixed maturity securities available-for-sale is as follows:

                                             Year Ended December 31
                                             2003   2002    2001
                                             ----    -----   -----
                                              (in millions)
                                             ----------------------
                   Fixed maturity securities $8.2   $87.0   $38.9
                   Equity securities........  0.1     0.0     0.0
                                              ----   -----   -----
                                             $8.3   $87.0   $38.9
                                              ====   =====   =====

For total traded and private securities held by the Company at December 31, 2003 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                         %               %
                                           %    Amor-  Amor-  Unreal- Unreal-
                                  Fair   Fair   tized  tized   ized    ized
                                  Value  Value  Cost   Cost    Loss    Loss
                                 ------- -----  ------ -----  ------- -------
                                                (in millions)
      2003
   (less or =)90 days........... $ 121.6  44.9% $122.9  43.8% $ (1.4)   13.6%
   (greater than)90 days but
    (less or =)180 days.........    72.5  26.8%   74.5  26.5%   (2.1)   20.4%
   (greater than)180 days but
    (less or =)270 days.........    25.6   9.5%   26.9   9.6%   (1.3)   12.6%
   (greater than)270 days but
    (less or =)1 year...........     2.5   0.9%    2.7   1.0%   (0.1)    1.0%
   (greater than) 1 year........    48.4  17.9%   53.8  19.1%   (5.4)   52.4%
                                 ------- -----  ------ -----  ------   -----
     Total......................  $270.6 100.0% $280.8 100.0% $(10.3)  100.0%
                                 ======= =====  ====== =====  ======   =====

The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by the Company in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline,
2) the Company's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 8 (Fair Value of Financial Instruments) to the financial statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet caption, "Property and Equipment," includes an allowance for depreciation of $0.3 million at both December 31, 2003 and 2002.

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                        December 31
                                                        2003   2002
                                                       -----  -----
                                                       (in millions)
                                                       ------------
           Impaired loans with allowance for losses... $ 2.7  $ 2.2
           Allowance for losses.......................  (0.4)  (0.2)
           Impaired loans with no allowance for losses    --     --
                                                       -----  -----
           Net impaired loans......................... $ 2.3  $ 2.0
                                                       =====  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                             Year Ended December 31
                                              2003     2002   2001
                                              -----   -----   ----
                                               (in millions)
                                             ----------------------
                Balance at beginning-of-year $ 0.2    $ 0.1   $ --
                Provisions for losses.......   0.3      0.2    0.1
                Releases due to principal
                 paydowns...................  (0.1)    (0.1)    --
                                              -----   -----   ----
                Balance at end-of-year...... $ 0.4    $ 0.2   $0.1
                                              =====   =====   ====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                Year Ended December 31
                                                2003    2002    2001
                                                ----    ----    ----
                                                (in millions)
                                                ----------------------
                 Average recorded investment in
                  impaired loans............... $2.1    $2.1    $1.0
                 Interest income recognized on
                  impaired loans...............  0.1     0.3     0.2

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2003 and 2002, the Company had no mortgage loans on non-accrual status. As of December 31, 2003 and 2002, LNL had no mortgage loans past due 90 days on which interest was still being accrued.

Lincoln Life & Annuity Company of New York

As of December 31, 2003, the Company had restructured mortgage loans of $1.5 million. The Company recorded $0.1 million of interest income on these restructured mortgage loans in 2003. Interest income in the amount of $0.1 million would have been recorded in 2003 on these mortgage loans according to their original terms. There were no restructured loans as of December 31, 2002. As of December 31, 2003 and 2002, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2003 the Company's investment commitments for fixed maturity securities (primarily private placements) and mortgage loans on real estate were $10.4 million. As of December 31, 2003 the Company had no standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $6.6 million and $0.4 million at December 31, 2003 and 2002, respectively.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
4. Federal Income Taxes

The Federal income tax expense is as follows:

                                        Year Ended December 31
                                         2003    2002   2001
                                         -----   -----  -----
                                          (in millions)
                                        ----------------------
                      Current.......... $(2.2)   $ 0.0  $ 0.4
                      Deferred.........  16.5     10.3   10.8
                                         -----   -----  -----
                      Total tax expense $14.3    $10.3  $11.2
                                         =====   =====  =====

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                               Year Ended December 31
                                                2003     2002   2001
                                               ------   -----  -----
                                                   (in millions)
                                               --------------------
            Tax rate times pre-tax income from
             continuing operations............ $ 15.3   $10.6  $10.9
            Effect of:
              Tax-preferred investment
               income.........................     --    (0.2)  (0.9)
              Goodwill amortization...........     --      --    1.1
              Other items.....................  (1.0)    (0.1)   0.1
                                               ------   -----  -----
            Provision for income taxes........ $ 14.3   $10.3  $11.2
                                               ======   =====  =====
            Effective tax rate................     33%     34%    36%

The Federal income tax liability is as follows:

                                                    December 31
                                                   2003    2002
                                                  ------  ------
                                                   (in millions)
                                                  --------------
               Current........................... $ (5.6) $ (2.1)
               Deferred..........................  (36.5)  (19.2)
                                                  ------  ------
               Total Federal income tax liability $(42.1) $(21.3)
                                                  ======  ======

Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2003    2002
                                                   ------  ------
                                                    (in millions)
                                                   --------------
             Deferred tax assets:
               Insurance and investment contract
                liabilities....................... $ 55.0  $ 45.6
               Net operating loss carryforward....     --     4.4
               Capital loss carryforward..........    4.5    11.7
               Investment related.................    2.7     1.9
               Ceding commission asset............    3.3     3.7
               Compensation related...............    0.5     3.2
               Other..............................    0.1     2.5
                                                   ------  ------
             Total deferred tax assets............   66.1    73.0
             Deferred tax liabilities:
               Deferred acquisition costs.........    7.8     1.3
               Net unrealized gain on securities
                available-for-sale................   38.9    36.0
               Present value of business in-force.   50.5    54.7
               Other..............................    5.4     0.2
                                                   ------  ------
             Total deferred tax liabilities.......  102.6    92.2
                                                   ------  ------
             Net deferred tax liability........... $(36.5) $(19.2)
                                                   ======  ======

In 2002, the company was able to file as part of a consolidated Federal income tax filing with its common parent, LNC. Prior to 2002, tax laws required the Company to file its tax return on a stand alone basis. Net cash received from LNC for Federal income taxes in 2003 was $5.8 million due to the carry forward of pre-consolidation tax losses and carry back of 2002 tax losses. In 2002, the Company received a $1.3 million refund from the IRS for its 2001 tax return. Cash paid to the IRS for Federal income taxes in 2001 was $1.2 million.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2003 and 2002, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2003 and 2002.

At December 31, 2003, the Company had net capital loss carryforwards for Federal income tax purposes of $12.8 million that will expire in 2007. The net capital loss carryforwards can be used to offset capital gains of any affiliate in future LNC consolidated U.S. tax returns filed by its common parent. Accordingly, the Company believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The LNC consolidated return group has been identified by the Internal Revenue Service ("IRS") as a coordinated industry taxpayer requiring annual audits. The audits from tax years through 1995 have been completed and these years are closed. LNC and its affiliates are currently under audit by IRS for years 1996-2002. The Company does not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
5. Supplemental Financial Data

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                           Year Ended December 31
                                            2003    2002    2001
                                           ------  ------  ------
                                                (in millions)
                                           ----------------------
              Insurance assumed........... $  0.0  $  0.0  $  6.6
              Insurance ceded.............   32.2    28.0    28.6
                                           ------  ------  ------
              Net reinsurance premiums and
               fees....................... $(32.2) $(28.0) $(22.0)
                                           ======  ======  ======

The income statement caption, "Benefits," is net of reinsurance recoveries of $25.0 million; $21.5 million and $27.7 million for the years ended December 31, 2003, 2002 and 2001, respectively.

A reconciliation of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                    Year Ended December 31
                                                     2003       2002
                                                      -----      ------
                                                    (in millions)
                                                    ---------------------
             Balance at beginning-of-year.......... $42.9      $ 43.4
             Deferral..............................  36.2        31.9
             Amortization..........................  (9.7)       (8.8)
             Adjustment related to realized losses
              on securities available-for-sale.....  (4.5)        6.1
             Adjustment related to unrealized gains
              on securities available-for-sale.....  (7.5)      (29.8)
             Other.................................    --         0.1
                                                      -----      ------
             Balance at end-of-period.............. $57.4      $ 42.9
                                                      =====      ======

Realized losses on investments and derivative instruments on the Statements of Income for the year's-ended December 31, 2003, 2002 and 2001 are net of amounts restored (amortized) against deferred acquisition costs of $(4.5) million, $6.3 million and $5.4 million, respectively. In addition, realized gains and losses for the year ended December 31, 2003, 2002 and 2001 are net of adjustments made to policyholder reserves of $(0.5) million, $0.4 million and $1.4 million, respectively. The Company has either a contractual obligation or has a consistent historical practice of making allocations of investment gains and losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                               Year Ended December 31
                                                2003    2002    2001
                                               ------  ------  ------
                                                    (in millions)
                                               ----------------------
          Commissions......................... $ 21.4  $ 18.4  $ 14.2
          Other volume related expenses.......   20.9     6.9     4.2
          Operating and administrative
           expenses...........................   22.1    29.2    27.0
          Deferral of acquisition costs net of
           amortization.......................  (26.5)  (23.1)  (11.9)
          Restructuring charges...............    0.0     0.0     1.0
          Goodwill amortization...............    0.0     0.0     3.0
          Other intangibles amortization, net
           of unlocking.......................   12.0    13.0     9.4
          Other...............................    6.0     3.8     3.4
                                               ------  ------  ------
          Total............................... $ 55.9  $ 48.2  $ 50.3
                                               ======  ======  ======

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                            2003   2002
                         -                  -----  -----
                                            (in millions)
                                            -------------
                         Life insurance....  92.8   92.8
                         Lincoln Retirement  16.7   16.7
                                            -----  -----
                             Total......... 109.5  109.5
                                            =====  =====

A reconciliation of the present value of business in-force for the Company's acquired insurance business, (balance sheet caption "Other Intangible Assets") is as follows:

                                                  December 31
                                             2003    2002    2001
                                            ------  ------  ------
                                                 (in millions)
                                            ----------------------
            Balance at beginning-of-year... $156.3  $169.3  $178.7
            Unlocking and transfers........   (1.6)   (3.3)    1.4
            Interest accrued on unamortized
             balance (Interest rates range
             from 5% to 7%)................    7.0     9.2    10.3
            Amortization...................  (17.4)  (18.9)  (21.1)
                                            ------  ------  ------
                Balance at end-of-year      $144.3  $156.3  $169.3
                                            ======  ======  ======

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
5. Supplemental Financial Data (continued)


For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                          As of             As of
                                     December 31, 2003 December 31, 2002
                                     ----------------  ----------------
                                               Accumu-           Accumu-
                                      Gross     lated   Gross     lated
                                     Carrying  Amorti- Carrying  Amorti-
                                      Amount   zation   Amount   zation
                                     --------  ------- --------  -------
                                               (in millions)
                                     ---------------------------------
         Amortizable Intangible
          Assets:
           Present value of in-force
             Lincoln Retirement.....  $ 48.1    $17.8   $ 48.1    $16.0
             Life Insurance.........   167.3     53.3    167.3     43.1
                                      ------    -----   ------    -----
         Total......................  $215.4    $71.1   $215.4    $59.1
                                      ======    =====   ======    =====

Future estimated amortization of present value of in-force is as follows (in millions):

                     2004-$10.0 2005-$10.0      2006-$11.1
                     2007- 11.4 2008- 11.6 Thereafter-90.2

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                      December 31
                                                      2003    2002
            -                                       -------- ------
                                                     (in millions)
                                                    ---------------
            Premium deposit funds.................. $  988.6 $932.0
            Undistributed earnings on participating
             business..............................     10.8    9.8
            Other..................................     43.2   40.3
                                                    -------- ------
                Total.............................. $1,042.6 $982.1
                                                    ======== ======

--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Post-retirement Benefit Plans--U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees including those of the Company. Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $0.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. The plan is funded by contributions to a tax-exempt trust. The Company's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees (including those of the Company): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plan provides defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of the Company defined pension benefits based on years of service and final monthly salary upon death or retirement.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full- time U.S. employees who, depending on the plan, have worked for the Company 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employee's post-retirement plan will change such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. This amendment to the plan resulted in the immediate recognition at the end of 2003 of a one-time curtailment gain of less than $0.1 million pre tax. Life insurance benefits for retirees are noncontributory for employees that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $0.2 million pre-tax.

The Company uses a December 31 measurement date for its pension and post-retirement plans.

Plan Cash Flows.

The Company expects to contribute between zero and $0.2 million to LNC's defined benefit pension plans in 2004. In addition, the Company expects to fund less than $0.1 million in 2004 for benefit payments for its post-retirement benefit plans.

401(k) and Profit Sharing Plans.
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees (including those of the Company). The Company's contribution to the 401(k) plans is equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as

Lincoln Life & Annuity Company of New York determined by LNC's Board of Directors. The Company's expense for the 401 (k) plan amounted to $0.2 million, $0.2 million, and $0.2 million in 2003, 2002 and 2001, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees including those of the Company who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, the Company agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. The Company makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of the Company's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $0.1 million, $0.1 million, and less than $0.1 million in 2003, 2002 and 2001, respectively. These expenses reflect both the Company's employer matching contributions of less than $0.1 million, as well as changes in the measurement of the Company's liabilities under these plans of $0.1 million, $0.1 million and $0.0 million for 2003, 2002 and 2001, respectively.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

The Company's total liabilities associated with these plans were $0.6 million and $0.4 million at December 31, 2003 and 2002, respectively.

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. The Company awards under this plan for 2003 consisted of 2,795 performance share units that could result in the issuance of LNC shares. As of December 31, 2003, 2,795 performance share units were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Total compensation expense for the Company incentive plans involving performance vesting for 2003 was less than $0.1 million. All expense calculations for performance shares that were granted in 2003 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, the Company's cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for its stock option incentive plans under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"), which is considered the preferable accounting method for stock based compensation. Previously, LNC accounted for its stock option incentive plans using the intrinsic value method of accounting under the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), and related interpretations. For more information, see Footnote 2 in the Notes to Financial Statements.

Total compensation expense for incentive plans involving stock options granted to the Company employees for 2003, 2002 and 2001 was $0.1 million, $0.0 million and $0.1 million, respectively.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income as determined in accordance with statutory accounting practices for the Company was $16.9 million, $16.6 million and $19.4 million for 2003, 2002 and 2001, respectively.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company was $251.0 million and $234.1 million for December 31, 2003 and 2002, respectively.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna, Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense, which resulted in a reduction of statutory earned surplus.

The Company is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by State of New York life insurance companies without 30 day notice to the Superintendent, who may disapprove. Dividends on Company stock are paid as declared by its Board of Directors. No dividends were declared in 2003, 2002 or 2001.

Marketing and Compliance Issues

Recently, there has been a significant increase in federal and state regulatory activity in the industry relating to numerous issues including market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. The Company, like many others in the industry, has received requests for information from the SEC and a subpoena from the New York Attorney General's Office seeking documentation and other information relating to these issues. The Company is in the process of responding to these requests and continues to cooperate fully with the regulators.

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. Management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the financial position of the Company.

Insurance Ceded and Assumed

The Company cedes insurance to other insurance companies. The portion of risks exceeding the company's retention limit is reinsured with other insurers. The Company seeks reinsurance coverage on life insurance issued to limit its liabilities. As of December 31, 2003, the Company's maximum retention was $0.5 million on a single insured. Portions of the Company's deferred annuity business have been reinsured on a Modco basis with other companies to limit the company's exposure to interest rate risks. At December 31, 2003, the reserves associated with these reinsurance arrangements totaled $14.7 million. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). The Company remains liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

As a result of indemnity reinsurance transactions entered into by the Company to purchase business from Aetna, Inc. and CIGNA Corporation insurance companies, the Company assumes insurance from these companies. Other amounts of insurance are assumed as a result of smaller purchases made by the Company.

Vulnerability from Concentrations

At December 31, 2003, the Company did not have a material concentration of financial instruments in a single investee, or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2003, 38.2% of such mortgages, or $55.9 million, involved properties located in California, Maryland, New York and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $3.9 million. Also at December 31, 2003, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial position. Because the Company sells insurance products only in the State of New York, the Company does have a material concentration of its business in that state. This concentration could make the Company vulnerable to legislative or other risks that might significantly impact the ability to do business in the State of New York. The Company is not aware of any significant risks as a result of this geographic concentration.

Other Contingency Matters

The Company is involved in various pending or threatened legal proceedings, arising from the conduct of business. In

Lincoln Life & Annuity Company of New York some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Derivative Instruments

Call Options on Bifurcated Remarketable Put Bonds.
The Company owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. The Company has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

Fixed Maturity and Equity Securities -- Available-for-Sale.
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair value for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.
Fair values for these contracts are based on current settlement values. These values are based on industry standard models that are commercially available for put options. These models project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present-valued to arrive at the derivatives' current fair market values.

Other Investments, Cash and Invested Cash.
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.
The balance sheet captions, "Insurance Policy and Claim Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claim Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Investment Commitments.
Fair values for commitments to make investments in fixed maturity securities (primarily private placements) are based on

Lincoln Life & Annuity Company of New York the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.
Assets held in separate accounts are reported in the accompanying balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.


The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                       Carrying Value Fair Value Carrying Value Fair Value
                                                       -------------- ---------- -------------- ----------
                                                                           December 31
                                                       --------------------------------------------------
                                                            2003         2003         2002         2002
                                                       -------------- ---------- -------------- ----------
                                                                          (in millions)
                                                       --------------------------------------------------
Assets (liabilities):
  Securities available-for-sale
    Fixed maturities..................................    $2,020.0     $2,020.0     $1,886.1     $1,886.1
    Equity............................................         2.6          2.6           --           --
  Derivative instruments (asset)......................          --           --          0.5          0.5
  Mortgage loans on real estate.......................       145.8        155.8        121.7        134.3
  Policy loans........................................       161.6        174.5        161.9        174.7
  Other investments...................................         0.3          0.3          0.3          0.3
  Cash and invested cash..............................        36.4         36.4         15.2         15.2
Investment type insurance contracts:
  Deposit contracts and guaranteed interest contracts.     (954.4)...   (978.8).      (894.0)      (928.8)
Investment commitments................................          --         (0.1)          --          2.0
Derivative instruments (liability)....................        (0.3)        (0.3)          --           --

Total derivative instruments for 2003 are comprised of reinsurance related embedded derivatives of $(0.3) million in other liabilities on the balance sheet.

As of December 31, 2003 and 2002, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $33.2 million and $36.7 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information


The Company has two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in the State of New York. Lincoln Retirement distributes some of its products through the Company's wholesaling unit, Lincoln Financial Distributors ("LFD"), as well as the Company's retail unit, Lincoln Financial Advisors ("LFA"). In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products in the State of New York. The Life Insurance segment offers, universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

The Company reports operations not directly related to the business segments, unallocated corporate items (i.e., unallocated overhead expenses), LFA and LFD in "Other Operations".

Lincoln Life & Annuity Company of New York

Financial data by segment for 2001 through 2003 is as follows:

                                             Year Ended December 31
                                              2003     2002   2001
                                             ------   ------ ------
                                                (in millions)
                                             --------------------
               Revenue, Excluding Net
                Investment Income and Net
                Realized Loss on Investments
                and Derivative Instruments:
                 Lincoln Retirement......... $  8.2   $  6.7 $  7.5
                 Life Insurance.............   70.8     66.2   66.0
                 Other Operations...........    0.2      0.6    0.2
                                             ------   ------ ------
               Total........................ $ 79.2   $ 73.5 $ 73.7
                                             ======   ====== ======
               Net Investment Income:
                 Lincoln Retirement......... $ 65.9   $ 66.1 $ 65.7
                 Life Insurance.............   70.8     68.8   69.1
                 Other Operations...........    0.0      0.0    0.0
                                             ------   ------ ------
               Total........................ $136.7   $134.9 $134.8
                                             ======   ====== ======

                                         Year Ended December 31
                                        2003      2002      2001
                                      --------  --------  --------
                                              (in millions)
                                      ----------------------------
             Realized Loss on
              Investments and
              Derivative Instruments:
               Lincoln Retirement.... $    1.9  $   (6.4) $   (3.5)
               Life Insurance........      5.3      (4.9)     (1.1)
               Other Operations......      0.0       0.0       0.0
                                      --------  --------  --------
             Total................... $    7.2  $  (11.3) $   (4.6)
                                      ========  ========  ========
             Income before Federal
              Income Taxes and
              Cumulative Effect of
              Accounting Changes:
               Lincoln Retirement.... $    6.3  $    0.7  $    5.0
               Life Insurance........     38.5      29.2      26.1
               Other Operations......     (1.0)      0.5        --
                                      --------  --------  --------
             Total................... $   43.8  $   30.4  $   31.1
                                      ========  ========  ========
             Federal Income Tax
              Expense:
               Lincoln Retirement.... $    1.7  $    0.0  $    1.1
               Life Insurance........     12.9      10.1      10.1
               Other Operations......     (0.3)      0.2       0.0
                                      --------  --------  --------
             Total................... $   14.3  $   10.3  $   11.2
                                      ========  ========  ========
             Cumulative Effect of
              Accounting Changes:
               Lincoln Retirement.... $   (0.2) $    0.0  $    0.0
               Life Insurance........      0.0       0.0      (1.1)
               Other Operations......      0.0       0.0       0.0
                                      --------  --------  --------
             Total................... $   (0.2) $    0.0  $   (1.1)
                                      ========  ========  ========
             Net Income:
               Lincoln Retirement.... $    4.3  $    0.7  $    3.9
               Life Insurance........     25.7      19.1      15.0
               Other Operations......     (0.7)      0.3       0.0
                                      --------  --------  --------
             Total Net Income........ $   29.3  $   20.1  $   18.9
                                      ========  ========  ========

                                               December 31
                                      ----------------------------
                                        2003      2002      2001
                                      --------  --------  --------
                                              (in millions)
                                      ----------------------------
             Assets:
               Lincoln Retirement.... $1,705.3  $1,422.2  $1,324.3
               Life Insurance........  1,556.4   1,462.0   1,383.7
               Other Operations......     68.0      90.8      70.4
                                      --------  --------  --------
             Total Assets             $3,329.7  $2,975.0  $2,778.4
                                      ========  ========  ========

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 20,000 authorized, issued and outstanding shares of $100 par value common stock of the Company are owned by LNL.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                     December 31
                                                   2003      2002
                                                 --------  --------
                                                    (in millions)
                                                 ------------------
           Fair value of securities
            available-for-sale.................. $2,022.6  $1,886.1
           Cost of securities available-for-sale  1,911.4   1,783.2
                                                 --------  --------
           Unrealized gain......................    111.2     102.9
           Adjustments to deferred acquisition
            costs...............................    (44.4)    (36.9)
           Amounts required to satisfy
            policyholder commitments............     (3.6)     (3.4)
           Deferred income taxes................    (23.4)    (22.8)
                                                 --------  --------
           Net unrealized gain on securities
            available-for-sale.................. $   39.8  $   39.8
                                                 ========  ========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively on the balance sheet.

Details underlying the change in "Net Unrealized Gain on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Statements of Shareholder's Equity are as follows:

                                                 Year Ended December 31
                                                 2003    2002    2001
                                                 -----  -----   -----
                                                    (in millions)
                                                 ---------------------
            Unrealized gains on securities
             available-for-sale arising during
             the year........................... $20.1  $47.7   $24.9
            Less:
              Reclassification adjustment for
               gains (losses) included in net
               income/(1)/......................  19.5   (6.1)   (1.5)
              Less: Federal income tax expense
               on reclassification..............   0.6   20.0     9.2
                                                 -----  -----   -----
            Net unrealized gain on securities
             available-for-sale, net of
             reclassification and federal income
             tax expense........................ $ 0.0  $33.8   $17.2
                                                 =====  =====   =====

--------
/(1)/The reclassification adjustment for gains does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain on Derivative Instruments" component of other comprehensive income shown on the Statements of Shareholders' Equity was less than $0.1 million for 2003, 2002 and 2001. The 2001 Net Unrealized Gain on Derivative Instruments includes $0.1 million related to the transition adjustment recorded for the adoption of FAS 133.
--------------------------------------------------------------------------------
11. Restructuring Charges

During the first quarter of 2001, the Company recorded a restructuring charge in its Lincoln Retirement segment of $0.7 million $(1.0 million pre-tax). The objective of this restructuring plan is to consolidate the Syracuse, New York operations of the Company into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce on-going operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

2003 Restructuring Plan
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. The realigned organization is expected to significantly reduce operating expenses while positioning LNL for future growth and to take advantage of the recent market recovery. In August 2003, LNL announced additional realignment activities, which impact all of LNL's domestic operations. The total Life and Retirement restructuring cost to the Company for 2003 was $0.3 million.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
12. Transactions with Affiliates


The Company's products are primarily distributed through affiliated organizations, LFA and LFD. Revenue is paid to these organizations based on business produced by them, and was $8.0 million, $8.8 million and $3.1 million in 2003, 2002, and 2001, respectively.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of the Company's general account investments. The management of these investments is priced on an "at cost" basis. The Company paid fees paid of $2.6 million, $2.0 million and $2.1 million to DMH for investment management services in 2003, 2002 and 2001, respectively.

The Company provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This resulted in net payments of $16.8 million, $13.5 million and $11.2 million in 2003, 2002 and 2001, respectively. The Company's related accounts payable to affiliates was $32.9 million and less than $1.0 million as of December 31, 2003 and 2002, respectively.

The Company cedes business to one affiliated company, LNL. The caption "Insurance Premiums", in the accompanying Statements of Operations has been reduced by $5.6 million, $4.9 million and $5.7 million for premiums paid on these contracts in 2003, 2002, and 2001, respectively. The captions "Insurance Policy and Claim Reserves" and "Contractholder Funds" have been reduced by $4.9 million and $4.7 million related to reserve credits taken on these contracts as of December 31, 2003 and 2002, respectively.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York as of December 31, 2003 and 2002, and the related statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2003 the Company changed its method of accounting for stock compensation costs, certain reinsurance arrangements and costs associated with exit or disposal activities. Also, as discussed in Note 2 to the financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization, and in 2001 the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP
Fort Wayne, Indiana
March 31, 2004

               LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

                      REGISTRATION STATEMENT ON FORM N-4

                          PART C - OTHER INFORMATION

Item 24.   Financial Statements

  (a) List of Financial Statements

     1.   Part A.
          The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2.   Part B.
          The following financial statements for the Variable Account are included in Part B of this Registration Statement:

          Statement of Assets and Liabilities -- December 31, 2003
          Statement of Operations -- Year ended December 31, 2003
          Statements of Changes in Net Assets -- Years ended December 31, 2003 and 2002
          Notes to Financial Statements -- December 31, 2003
          Report of Ernst & Young LLP, Independent Auditors

     3.   Part B.
          The following financial statements of Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

          Balance Sheets--Years ended December 31, 2003 and 2002
          Statements of Income--Years ended December 31, 2003, 2002, and 2001 Statements of Shareholder's Equity--Years ended December 31, 2003,
             2002, and 2001
          Statements of Cash Flows--Years ended December 31, 2003, 2002, and
             2001
          Notes to Financial Statements--December 31, 2003
          Report of Ernst & Young LLP, Independent Auditors

Item 24.                          (Continued)

(b)  List of Exhibits

(1) Resolutions of the Board of Directors and memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-38007) filed on October 16, 1997.

(2)     None.

(3)(a)  Selling Group Agreement -- American Legacy Suite of Products.

(4)(a) Variable Annuity Contract incorporated herin by reference to Pre-Effective Amendment No. 1 (File No. 333-92298) filed on October 8, 2002.

   (b) Contract Specifications Page for Return of Premium death benefit incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-92298) filed on July 12, 2002.

   (c) EGMDB Rider incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-92298) filed on July 12, 2002.

    (d) Individual Retirement Annuity Contract Amendment (28877-E) Incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (e) Individual Retirement Annuity Contract Amendment (28877) Incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (f) Roth Individual Retirement Annuity Endorsement (5305-RB) Incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (g) Variable Annuity Income Rider (I4LA-Q) Incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (h) Variable Annuity Income Rider (I4LA-NQ) Incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (i) Section 403(b) Annuity Endorsement (32481NY-I) Incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (j) NY Principal Security Benefit (GMWB) Rider (32793A-NY 5/03) incorporated herein by reference to Post - Effective Amendment No. 3 (File No. 333-92298) filed on April 17, 2003.

   (k)  Variable Annuity Contract (30070A NY 5/03).

   (l)  Contract Specifications (CDNYAL3A 5/03).

   (m)  Guaranteed Accumulation Values (NYALSHGV, 5/03.

(5)     Application.

(6) Articles of Incorporation and Bylaws of Lincoln Life & Annuity Company of New York are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-10863) filed on August 27, 1996.

(7)     Not applicable.

(8)(a) Form of Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and LNY incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-38007) filed on October 12, 1999.

   (b) Fund Participation Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company.

   (c) Amended and Restated Service Agreement between The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-38007) filed on October 12, 1999.

   (d) Amendment dated January 3, 2001 to Services Agreement between Delaware Management Holdings, Inc. Delaware Service Company, Inc. and LNY incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-18419) filed on April 9, 2002.

(9) Opinion and consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-92298) filed on October 8, 2002.

(10)    Consent of Ernst & Young LLP, Independent Auditors.

(11)    Not applicable.

(12)    Not applicable.

(13)    Not applicable.

(14)    Not applicable.

(15) Organizational Chart of the Lincoln National Insurance Holding Company System.

(16)    Power of Attorney.

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to the Lincoln Life & Annuity Variable Annuity Account H as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Item 25. Lincoln New York

                                   Positions and Officers with Lincoln Life &
Name                                     Annuity Company of New York
----                               ------------------------------------------
Directors:

John H. Gotta****                  President, Director and Assistant Secretary

Janet Chrzan**                     2/nd/ Vice President and Chief Financial Officer

Gary Parker****                    2/nd/ Vice President and Director

Robert O. Sheppard*                2/nd/ Vice President and General Counsel

Christine Frederick****            Assistant Vice President

Eldon J. Summers**                 Treasurer

Rise' C. M. Taylor**               2/nd/ Vice President and Assistant Treasurer

C. Suzanne Womack***               Secretary

*     Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**    Principal business address is 1300 S. Clinton Street, Forte Wayne, IN 46802
***   Principal business address is Center Square West Tower, 1500 Market Street, Suite
      3900, Philadelphia, PA 19102-2112
****  Principal business address is 350 Church Street, Hartfort, CT 06103

Item 26.

                     PERSONS CONTROLLED BY OR UNDER COMMON
                   CONTROL WITH THE DEPOSITOR OR REGISTRANT

     See Exhibit 15: The Organizational Chart of The Lincoln National Insurance Holding Company System.

Item 27.

                           NUMBER OF CONTRACT OWNERS

    As of February 27, 2004, there were 1,775 contractowners under Account H.

Item 28.

                         INDEMNIFICATION--UNDERTAKING

(a)  Brief description of indemnification provisions.

     In general, Article VII, Section 2, of the By-Laws of Lincoln Life & Annuity Co. of NY (LNY) provides that LNY will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNY, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNY. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of LNY in connection with suits by, or in the rights of LNY.

     Please refer to Article VII of the By-Laws of LNY (Exhibit No. 6 hereto) for the full text of the indemnification provisions.
     Indemnification is permitted by, and is subject to the requirements of, New York law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore,unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

     (a) Lincoln Financial Advisors Corporation is the Principal Underwriter for Lincoln Life & Annuity Variable Annuity Account H, Lincoln National Variable Annuity Account L, Lincoln Life & Annuity Variable Annuity Account L, Lincoln Life & Annuity Flexible Premium Variable Life Account M, Lincoln New York Account N for Variable Annuities, LLANY Separate Account R for Flexible Premium Variable Life Insurance, LLANY Separate Account S for Flexible Premium Variable Life Insurance and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors

          Name & Title               Business Address
          Robert W. Dineen*          Chief Executive Officer, President and
                                     Director
          Matthew E. Lynch**         Senior Vice President, Chief Financial and
                                     Administrative Officer and Director
          Susan J. Scanlon**         Vice President and Chief Compliance Officer
          Frederick Crawford***      Vice President and Treasurer
          Joyce L. Byrer****         Secretary
          Lucy D. Gase****           Vice President, Assistant Secretary and
                                     Director

          * Principal Business address is 2005 Market Street, 34/th/ Floor, Philadelphia, PA 19103
          **    Principal Business address is 350 Church Street, Hartford,
                CT 06103
          *** Principal Business address is 1500 Market Street, Suite 3900, Philadelphia, PA 19102
          **** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c)  NA

Item 30.  Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31.  Management Services

Not Applicable.

Item 32

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 8/th/ day of April, 2004.

                            LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H (Registrant)
                            American Legacy Shareholder's Advantage

                            By: /s/ Rise' C. M. Taylor
                                ------------------------------------
                                Rise' C. M. Taylor
                                2/nd/ Vice President, Lincoln Life & Annuity
                                Company of New York
                                (Title)

                            LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                            (Depositor)

                            By: /s/ Janet Chrzan
                                ------------------------------------
                                Janet Chrzan
                                (Signature-Officer of Depositor)
                                2/nd/ Vice President, Lincoln Life & Annuity
                                Company of New York
                                (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 8/th/, 2004.

Signature                             Title
---------                             -----

*                                     President and Director
----------------------------------    (Principal Executive Officer)
John H. Gotta

*                                     Second Vice President and Chief Financial
----------------------------------    Officer (Principal Financial Officer
Janet Chrzan                          and Principal Accounting Officer)

*                                     Director
----------------------------------
 J. Patrick Barrett

*                                     Director
----------------------------------
Robert D. Bond

*                                     Director
----------------------------------
Jon A. Boscia

*                                     Director
----------------------------------
Donna D. DeRosa

*                                     Director
----------------------------------
Barbara S. Kowalczyk

*                                     Director
----------------------------------
M. Leanne Lachman

*                                     Director
----------------------------------
Louis G. Marcoccia

*                                     Director
----------------------------------
Gary W. Parker

*                                     Director
----------------------------------
Ron J. Ponder

*                                     Director
----------------------------------
Jill S. Ruckelshaus

*                                     Director
----------------------------------
Todd R. Stephenson

*                                     Director
----------------------------------
Richard C. Vaughan

* /s/ Rise' C. M Taylor
----------------------------------, pursuant to a Power of Attorney
Rise' C. M. Taylor